                                                                   EXHIBIT 10.28


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                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                           DATED AS OF APRIL 11, 2002,

                                  BY AND AMONG

                              WNC RECEIVABLES, LLC,
                                   AS SELLER,

                              WABASH FINANCING LLC,
                                  AS SERVICER,

                        WNC RECEIVABLES MANAGEMENT CORP.,
                             AS INDEPENDENT MEMBER,

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                        AS INITIAL PURCHASER AND AS AGENT

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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

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TABLE OF CONTENTS

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
ARTICLE I. DEFINITIONS AND INTERPRETATION.........................................................................1
         Section 1.01. Definitions................................................................................1
         Section 1.02. Rules of Construction......................................................................2

ARTICLE II. AMOUNTS AND TERMS OF PURCHASES........................................................................2
         Section 2.01. Purchases..................................................................................2
         Section 2.02. Optional Changes in Maximum Purchase Limit.................................................2
         Section 2.03. Investment Base Certificates; Notices Relating to Purchases and Reductions in Capital
                           Investment.............................................................................3
         Section 2.04. Conveyance of Receivables..................................................................4
         Section 2.05. Facility Termination Date..................................................................5
         Section 2.06. Daily Yield................................................................................5
         Section 2.07. Fees.......................................................................................6
         Section 2.08. Time and Method of Payments................................................................6
         Section 2.09. Capital Requirements; Additional Costs; Illegality.........................................7
         Section 2.10. Breakage Costs.............................................................................8
         Section 2.11. Purchase Excess............................................................................8

ARTICLE III. CONDITIONS PRECEDENT.................................................................................9
         Section 3.01. Conditions to Effectiveness of Agreement...................................................9
         Section 3.02. Conditions Precedent to All Purchases.....................................................10

ARTICLE IV. REPRESENTATIONS AND WARRANTIES.......................................................................11
         Section 4.01. Representations and Warranties of the Seller..............................................11
         Section 4.02. Representations and Warranties of the Servicer............................................17
         Section 4.03. Representations and Warranties of the Independent Member..................................18

ARTICLE V. GENERAL COVENANTS OF THE SELLER AND THE INDEPENDENT MEMBER............................................22
         Section 5.01. Affirmative Covenants of the Seller.......................................................22
         Section 5.02. Reporting Requirements of the Seller; Bringdown Certificates..............................24
         Section 5.03. Negative Covenants of the Seller..........................................................24
         Section 5.04. Affirmative Covenants of Independent Member...............................................26
         Section 5.05. Negative Covenants of Independent Member..................................................28
         Section 5.06. Post-Closing Deliveries...................................................................29

ARTICLE VI. COLLECTIONS AND DISBURSEMENTS........................................................................30
         Section 6.01. Establishment of Accounts.................................................................30
         Section 6.02. Funding of Collection Account.............................................................32
         Section 6.03. Daily Disbursements From the Collection Account...........................................32
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                                                         and Servicing Agreement

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
         Section 6.04. [Reserved]................................................................................33
         Section 6.05. Liquidation Settlement Procedures.........................................................33
         Section 6.06. Termination Procedures....................................................................34

ARTICLE VII. SERVICER PROVISIONS.................................................................................35
         Section 7.01. Appointment of the Servicer...............................................................35
         Section 7.02. Duties and Responsibilities of the Servicer...............................................35
         Section 7.03. Collections on Receivables................................................................35
         Section 7.04. Authorization of the Servicer.............................................................36
         Section 7.05. Servicing Fees............................................................................36
         Section 7.06. Representations and Warranties of the Servicer............................................37
         Section 7.07. Covenants of the Servicer.................................................................38

ARTICLE VIII. GRANT OF SECURITY INTERESTS........................................................................39
         Section 8.01. Seller's Grant of Security Interest.......................................................39
         Section 8.02. Seller's Certification....................................................................40
         Section 8.03. [Reserved]................................................................................40
         Section 8.04. Delivery of Collateral....................................................................40
         Section 8.05. Seller Remains Liable.....................................................................41
         Section 8.06. Covenants of the Seller and the Servicer Regarding the Seller Collateral..................41

ARTICLE IX. TERMINATION EVENTS...................................................................................44
         Section 9.01. Termination Events........................................................................44
         Section 9.02. Events of Servicer Termination............................................................47

ARTICLE X. REMEDIES..............................................................................................49
         Section 10.01. Actions Upon Termination Event...........................................................49
         Section 10.02. Exercise of Remedies.....................................................................51
         Section 10.03. Power of Attorney........................................................................51
         Section 10.04. Continuing Security Interest.............................................................51

ARTICLE XI. SUCCESSOR SERVICER PROVISIONS........................................................................52
         Section 11.01. Servicer Not to Resign...................................................................52
         Section 11.02. Appointment of the Successor Servicer....................................................52
         Section 11.03. Duties of the Servicer...................................................................52
         Section 11.04. Effect of Termination or Resignation.....................................................53

ARTICLE XII. INDEMNIFICATION.....................................................................................53
         Section 12.01. Indemnities by the Seller................................................................53
         Section 12.02. Indemnities by the Servicer..............................................................55
         Section 12.03. Limitation of Damages; Indemnified Persons...............................................56

ARTICLE XIII. AGENT..............................................................................................56
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
         Section 13.01. Authorization and Action.................................................................56
         Section 13.02. Reliance.................................................................................56
         Section 13.03. GECC and Affiliates......................................................................57

ARTICLE XIV. MISCELLANEOUS.......................................................................................57
         Section 14.01. Notices..................................................................................57
         Section 14.02. Assignment and Participations............................................................58
         Section 14.03. Termination; Survival of Seller Secured Obligations Upon Facility Termination Date.......60
         Section 14.04. Costs, Expenses and Taxes................................................................60
         Section 14.05. Confidentiality..........................................................................62
         Section 14.06. Binding Effect; Successors and Assigns...................................................62
         Section 14.07. Complete Agreement; Modification of Agreement............................................62
         Section 14.08. Amendments and Waivers...................................................................62
         Section 14.09. No Waiver; Remedies......................................................................63
         Section 14.10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.............................63
         Section 14.11. Counterparts.............................................................................64
         Section 14.12. Severability.............................................................................65
         Section 14.13. Section Titles...........................................................................65
         Section 14.14. Further Assurances.......................................................................65

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                         EXHIBITS, SCHEDULES AND ANNEXES

Exhibit 2.02(a)         Form of Commitment Reduction Notice
Exhibit 2.02(b)         Form of Commitment Termination Notice
Exhibit 2.03(a)(i)      Form of Daily Investment Base Certificate
Exhibit 2.03(a)(ii)     Form of Weekly Investment Base Certificate
Exhibit 2.03(a)(iii)    Form of Monthly Report
Exhibit 2.03(b)         Form of Purchase Request
Exhibit 2.04(a)         Form of Purchase Assignment
Exhibit 5.02            Form of Bringdown Certificate
Exhibit 10.03           Form of Power of Attorney
Exhibit A               Credit and Collection Policy

Schedule 4.01(b)        Seller's Executive Offices; Collateral Locations;
                        Legal or Other Names; Organizational Identification Number FEIN
Schedule 4.01(h) Membership Interests of Seller; Equity Interests of Independent Member
Schedule 4.01(r)        Seller's Deposit and Disbursement Accounts
Schedule 5.05(b)        Independent Member's Existing Liens

Annex 5.02              Reporting Requirements of the Seller
Annex 7.02              Investment Reports
Annex X                 Definitions


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     THIS RECEIVABLES PURCHASE AND SERVICING AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of April 11, 2002, by and among WNC RECEIVABLES, LLC, a Delaware limited liability company (the "Seller"), WABASH FINANCING LLC, a Delaware limited liability company ("WFL"), in its capacity as servicer hereunder (in such capacity, the "Servicer"), WNC RECEIVABLES MANAGEMENT CORP., a Delaware corporation (the "Independent Member"), and GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation, as the sole initial purchaser (a
"Purchaser" and, together with its successors and assigns, the "Purchasers") and as administrative agent for the Purchasers hereunder (in such capacity, the "Agent").

                                    RECITALS

         A. The Seller is a special purpose limited liability company owned by Wabash National, L.P., a Delaware limited partnership, and NOAMTC, Inc., a Delaware corporation (each, an "Originator", and collectively, the "Originators") and by the Independent Member (the Independent Member, the Originators, the Seller, WFL and the Performance Guarantor being sometimes hereinafter referred to collectively as the "Seller Parties").

         B. The Seller has been formed for the purpose of purchasing, or otherwise acquiring by capital contribution, all trade receivables of the Originators.

         C. The Seller intends to sell, and subject to the terms and conditions hereof, the Purchasers intend to purchase, undivided percentage interests in such trade receivables from time to time as described herein.

         D. The Agent has been requested and is willing to act as Agent on behalf of the Purchasers in connection with the making of such purchases.

         E. In order to effectuate the purposes of this Agreement, the Purchasers desire to appoint WFL to service, administer and collect the receivables acquired by the Purchasers pursuant to this Agreement and WFL is willing to act in such capacity as Servicer hereunder on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
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                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

         Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Annex X.

         Section 1.02. Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                         AMOUNTS AND TERMS OF PURCHASES

         Section 2.01. Purchases. From and after the Closing Date and until the Facility Termination Date and subject to the terms and conditions hereof, each of the Purchasers severally agrees to purchase its Pro Rata Share of each Purchaser Interest (each such purchase hereunder, a "Purchase") from the Seller from time to time, and the Seller agrees to sell such Purchaser Interests to the Purchasers. Under no circumstances shall the Purchasers make any Purchase if, after giving effect thereto, a Purchase Excess would exist.

         Section 2.02. Optional Changes in Maximum Purchase Limit.

         (a) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; provided that (i) the Seller shall give ten Business Days' prior written notice of any such reduction to the Agent substantially in the form of Exhibit 2.02(a) (each such notice, a "Commitment Reduction Notice"), (ii) any partial reduction of the Maximum Purchase Limit shall be in a minimum amount of $5,000,000 or an integral multiple thereof, (iii) no such reduction shall reduce the Maximum Purchase Limit below $15,000,000, and (iv) any such reduction must be accompanied by payment of the fee required by Section 2.02(c).

         (b) The Seller may at any time on at least 90 days' prior written notice by the Seller to the Agent irrevocably terminate the Maximum Purchase Limit; provided that (i) such notice of termination shall be substantially in the form of Exhibit 2.02(b) (the "Commitment Termination Notice"), (ii) the Seller shall reduce the Capital Investment to zero and make all payments required by Section 2.03(c) at the time and in the manner specified therein, and
(iii) such reduction must be accompanied by payment of the fee required by
Section 2.02(c). Upon such termination, the Seller's right to request that the Purchasers make Purchases hereunder shall simultaneously terminate and the Facility Termination Date shall automatically occur.




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         (c) If all or any portion of the Maximum Purchase Limit is reduced or terminated in accordance with this Section 2.02 prior to the first anniversary of the Closing Date, then the Seller shall pay the Agent, for the ratable account of the Purchasers, an amount equal to (i) the amount by which the Maximum Purchase Limit is so reduced multiplied by (ii) 1.0%.

         (d) Each written notice required to be delivered pursuant to Sections 2.02(a) and (b) shall be irrevocable, shall be promptly delivered by the Agent to the Purchasers and shall be effective (i) on the day of receipt if received by the Agent not later than 4:00 p.m. (New York time) on any Business Day and
(ii) on the immediately succeeding Business Day if received by the Agent after such time on such Business Day or if any such notice is received on a day other than a Business Day (regardless of the time of day such notice is received). Each such notice of termination or reduction shall specify, respectively, the amount of, or the amount of the proposed reduction in, the Maximum Purchase Limit.

         Section 2.03. Investment Base Certificates; Notices Relating to Purchases and Reductions in Capital Investment.

                  (a) (i) Not later than 1:00 p.m. (New York time) on each Business Day (other than the first Business Day of each week), the Servicer shall deliver to the Agent for distribution to the Purchasers an Officer's Certificate in the form of Exhibit 2.03(a)(i) (each, a "Daily Investment Base Certificate").

                  (ii) Not later than 1:00 p.m. (New York time) on the first Business Day of each week, the Servicer shall deliver to the Agent for distribution to the Purchasers an Officer's Certificate for the period of the immediately preceding week in the form of Exhibit 2.03(a)(ii) (each, a "Weekly Investment Base Certificate"); provided that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchasers' rights or interests in the Transferred Receivables or the Seller Collateral insecure, the Servicer shall deliver a Weekly Investment Base Certificate to the Agent for distribution to the Purchasers at such more frequent intervals as the Agent may request from time to time.

                  (iii) Not later than the 18th day of each month, commencing with May 18, 2002 (or if any such day is not a Business Day, the next succeeding Business Day thereafter, the Servicer shall deliver to the Agent for distribution to the Purchasers a Monthly Report in the form of Exhibit 2.03(a)(iii) hereto.

                  (iv) Capital Investment Available shall be determined by the Agent based on information related to the Seller Collateral available to it, including (A) any information obtained in connection with any audit or reflected in the most recent Daily Investment Base Certificate, Weekly Investment Base Certificate or any other Investment Report delivered to the Agent for distribution to the Purchasers or (B) any other information that may be available to the Purchasers and the Agent.


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         (b) Each Purchase shall be made upon the provision of notice by the
Seller to the Agent in the manner provided herein. Any such notice must be given in writing no later than 1:00 p.m. (New York time) (i) the day of the proposed Purchase Date set forth therein if an Index Rate Purchase is being requested; or
(ii) at least two (2) LIBOR Business Days immediately preceding the proposed Purchase Date set forth therein if a LIBOR Rate Purchase is being requested or if the request is to convert a LIBOR Rate Purchase to an Index Rate Purchase, if applicable. Each such notice (a "Purchase Request") shall (i) be substantially in the form of Exhibit 2.03(b), (ii) be irrevocable and (iii) specify the amount of the requested increase in Capital Investment (which shall be in an amount not less than (i) $1,000,000 (or a larger integral multiple of $500,000) for a LIBOR Rate Purchase request; or (ii) $100,000 (or a larger integral multiple of $10,000) for an Index Rate Purchase request) and the proposed Purchase Date (which shall be a Business Day), and shall include such other information as may be required by any Purchaser or the Agent.

         Section 2.04. Conveyance of Receivables.

         (a) Purchase Assignment. On or prior to the Closing Date, the Seller shall complete, execute and deliver to the Agent for the benefit of the Purchasers an assignment substantially in the form of Exhibit 2.04(a) (the "Purchase Assignment") in order to evidence the Purchases.

         (b) Funding of Collection Account; Increases in Capital Investment.

                  (i) Funding of Collection Account by Purchasers. Following receipt of any Purchase Request, and subject to satisfaction of the conditions set forth in Section 3.02, each of the Purchasers shall make available to or on behalf of the Seller on the Purchase Date specified therein such Purchaser's Pro Rata Share of the lesser of the requested increase in Capital Investment specified in such Purchase Request and Capital Investment Available by depositing such amount in same day funds into the Collection Account.

                  (ii) Payment of Purchase Price. Each of the Purchasers shall, or shall cause the Agent to, deposit into the Seller Account on each Business Day during the Revolving Period, in same day funds, all amounts on deposit in the Collection Account that are to be disbursed to or on behalf of the Seller pursuant to Section 6.03 as payment for the Purchaser Interests.

         (c) Vesting of Ownership.

                  (i) Effective on and as of each Purchase Date, the Agent on behalf of the Purchasers shall own each the Purchaser Interests sold by the Seller hereunder on such Purchase Date. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Purchaser Interests.



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                  (ii) The Seller shall indicate in its Records that interests in the Transferred Receivables have been sold hereunder and that ownership of such interests is vested in the Agent on behalf of the Purchasers. In addition, the Seller shall respond to any inquiries with respect to the ownership of any Transferred Receivable by stating that interests therein have been sold hereunder and that ownership of such interests is vested in the Agent for the benefit of the Purchasers. The Seller and the Servicer shall hold all Contracts and other documents and incidents relating to such Transferred Receivables in trust for the benefit of the Agent on behalf of the Purchasers, as the owner thereof, and for the sole purpose of facilitating the servicing of such Transferred Receivables. The Seller and the Servicer hereby acknowledge that their retention and possession of such Contracts and documents shall at all times be at the sole discretion of the Agent and in a custodial capacity for the Agent's (on behalf of the Purchasers) benefit only.

         (d) Repurchases of Transferred Receivables. If any Originator is required to repurchase Transferred Receivables from the Seller pursuant to
Section 4.05 of the Sale Agreement, each of the Purchasers shall sell and reconvey its Pro Rata Share of the Purchaser Interests in such Transferred Receivables to the Seller, if and to the extent a Purchase Excess exists or would exist pursuant to such sale and reconveyance, for cash in an amount equal to such Purchaser's Pro Rata Share of the Outstanding Balance of the Receivables being repurchased.

         Section 2.05. Facility Termination Date. Notwithstanding anything to the contrary set forth herein, the Purchasers shall not have any obligation to purchase any additional Purchaser Interests from and after the Facility Termination Date.

         Section 2.06. Daily Yield.

         (a) The Seller shall pay Daily Yield to the Agent, for the account of the Purchasers, for each day on which any Capital Investment is outstanding, in the manner and at the times specified in Sections 6.03 and 6.05.

         (b) Notwithstanding the foregoing, the Seller shall pay interest at the applicable Daily Yield Rate on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

         (c) Solely for purposes of calculating Daily Yield, funds will be deemed to be credited to the outstanding Capital Investment one day after receipt thereof.

         Section 2.07. Fees.

         (a) On or prior to the Closing Date, the Seller shall pay to the Agent, for the account of itself and the Purchasers, the fees set forth in the Fee Letter that are payable on the Closing Date.




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                                                         and Servicing Agreement
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         (b) On each Settlement Date, the Seller shall pay to the Servicer or to the Successor Servicer, as applicable, the Servicing Fee or the Successor Servicing Fees and Expenses, respectively, in each case to the extent of available funds therefor as provided in Section 6.03(b).

         Section 2.08. Time and Method of Payments.

         (a) Subject to the provisions of Sections 6.02, 6.03, and 6.05 all payments in reduction of Capital Investment and all payments of Daily Yield, fees and other amounts payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Agent (for its account or the account of the Purchasers or the applicable Affected Parties or Indemnified Persons) not later than 1:00 p.m. (New York time) on the due date therefor. Any such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any such payment becomes due on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and Daily Yield thereon shall be payable during such extension. The Agent is hereby authorized to add the amount of any Daily Yield, fees and other amounts payable by the Seller hereunder which are not paid when due to the Capital Investment.

         (b) Any and all payments by the Seller hereunder shall be made in accordance with this Section 2.08 without setoff or counterclaim and free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, excluding taxes on or measured by the net income of any Affected Party imposed by the United States, the Affected Party's jurisdiction of organization (or, in the case of an individual, jurisdiction in which individual's primary residence is located) or any other jurisdiction in which such Affected Party has established a taxable nexus other than in connection with the transactions contemplated hereby and by the Sale Agreement on or measured by the overall net income of such Affected Party to the extent that the computation of such taxes is consistent with the Intended Characterization (such non-excluded taxes, levies, imposts, deductions, charges and withholdings being "Indemnified Taxes"). If the Seller shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Affected Party entitled to receive any such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Indemnified Taxes, the Seller shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof. The Seller shall indemnify any Affected Party from and against, and, within ten days of demand therefor, pay any Affected Party for, the full amount of Indemnified Taxes (together with any taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by such Affected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted.



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         (c) Any Purchaser exercising a right of setoff or otherwise receiving any payment on account of the Seller Secured Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Purchasers or holders shall sell) such participations in each such other Purchaser's or holder's Pro Rata Share of the Seller Secured Obligations as would be necessary to cause such Purchaser to share the amount so offset or otherwise received with each other Purchaser or holder in accordance with their respective Pro Rata Shares (other than offset rights exercised by any Purchaser with respect to this Section 2.08 or Section 2.09).

         Section 2.09. Capital Requirements; Additional Costs; Illegality.

         (a) If the Agent on behalf of any Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement or any other Related Document and thereby reducing the rate of return on such Affected Party's capital as a consequence of its commitments hereunder or thereunder, then the Seller shall from time to time upon demand by the Agent pay to the Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such reduction together with interest thereon from the date of any such demand until payment in full at the applicable Daily Yield Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by the Agent to the Seller shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes.

         (b) If, due to any Regulatory Change, there shall be any increase in the cost to any Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder, under any other Related Document, including with respect to any Purchases, Capital Investment, or any reduction in any amount receivable by such Affected Party hereunder or thereunder, including with respect to any Purchases, Capital Investment (any such increase in cost or reduction in amounts receivable are hereinafter referred to as "Additional Costs"), then the Seller shall, from time to time upon demand by the Agent, pay to the Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the applicable Daily Yield Rate. Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by the Seller pursuant to this Section 2.09(b).

         (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation



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                                                         and Servicing Agreement
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thereof) shall make it unlawful, or any central bank or other Governmental
Authority shall assert that it is unlawful, for any Purchaser to agree to make or to make or to continue to fund or maintain any LIBOR Rate Purchase, then, unless such Purchaser is able to make or to continue to fund or to maintain such LIBOR Rate Purchase at another branch or office of such Purchaser without, in Purchaser's opinion, adversely affecting it or its Purchases or the income obtained therefrom, on notice thereof and demand therefor by such Purchaser to Seller, Seller shall forthwith (i) repurchase all outstanding LIBOR Rate Purchases; or (ii) convert all LIBOR Rate Purchases into Index Rate Purchases.

         (d) Determinations by any Affected Party for purposes of this Section
2.09 of the effect of any Regulatory Change on its costs of making, funding or maintaining any commitments hereunder, under any other Related Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate such Affected Party in respect of any Additional Costs shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

         Section 2.10. Breakage Costs. The Seller shall pay to the Agent for the account of the applicable Purchaser, upon request of such Purchaser, such amount as shall compensate the Purchaser for any loss, cost or expense incurred by such Purchaser (as determined by such Purchaser) as a result of any reduction by the Seller in Capital Investment (and accompanying loss of Daily Yield thereon) other than on the maturity date of the financing used to fund such Capital Investment, which compensation shall include an amount equal to any loss or expense incurred by the Purchaser during the period from the date of such reduction or to (but excluding) such maturity date if the rate of interest obtainable by the Purchaser upon the redeployment of funds in an amount equal to such reduction is less than the interest rate applicable to such financing source (any such loss, cost or expense, "Breakage Costs"). The determination by a Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

         Section 2.11. Purchase Excess. On each Business Day during the Revolving Period and after completion of the disbursements specified in Section 6.03, the Agent shall notify the Seller and the Servicer of any Purchase Excess on such day, and the Seller shall deposit the amount of such Purchase Excess in the Collection Account by 1:00 p.m. (New York time) on the immediately succeeding Business Day.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

         Section 3.01. Conditions to Effectiveness of Agreement. The Purchasers shall not be obligated to purchase Purchaser Interests hereunder on the occasion of the initial Purchase, nor shall the Purchasers or the Agent be obligated to take, fulfill or perform any other



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



action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Purchasers and the Agent:

         (a) Purchase Agreement; Other Related Documents. This Agreement shall have been duly executed by, and delivered to, the parties hereto and the Purchasers and the Agent shall have received such other documents, instruments, agreements and legal opinions as each Purchaser and the Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, each in form and substance satisfactory to each Purchaser and the Agent.

         (b) Governmental Approvals. Each of the Seller Parties shall have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents to which it is a party and the consummation of the transactions contemplated hereby or thereby.

         (c) Compliance with Laws. Each of the Seller Parties shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in
Section 5.01(a).

         (d) Payment of Fees. The Seller shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter, and shall have reimbursed each Purchaser for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Related Documents, including each Purchaser's legal and audit expenses, and other document preparation costs.

         (e) Representations and Warranties. Each representation and warranty by any of the Seller Parties contained herein and in each other Related Document to which such Seller Party is a party shall be true and correct as of the Closing Date, except to the extent that such representation or warranty expressly relates solely to an earlier date.

         (f) No Termination Event. No Incipient Termination Event or Termination Event hereunder shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the Closing Date.

         (g) Intercreditor Agreement. The Agent shall have received, in form and substance satisfactory to the Agent, a fully executed Intercreditor Agreement.

         (h) Consents. The Agent shall have received, in form and substance satisfactory to Agent, fully executed copies of all consents required from creditors of the various members of the Parent Group necessary to permit the transactions contemplated by the Sale Agreement and hereby.



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         Section 3.02. Conditions Precedent to All Purchases. The Purchasers
shall not be obligated to purchase Purchaser Interests hereunder on any Purchase Date if, as of the date thereof:

         (a) any representation or warranty of the Seller, the Servicer or the Independent Member contained herein or in any of the other Related Documents shall be untrue or incorrect in any material respect as of such date, either before or after giving effect to the Purchase of Purchaser Interests on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) any event shall have occurred, or would result from the Purchase of Purchaser Interests on such Purchase Date or from the application of the proceeds therefrom, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination;

         (c) the Seller or the Servicer is not in compliance with any of its covenants or other agreements set forth herein, including, without limitation, the delivery of Monthly Reports and Investment Base Certificates.

         (d) the Facility Termination Date shall have occurred;

         (e) either before or after giving effect to such Purchase and to the application of the proceeds therefrom, a Purchase Excess would exist;

         (f) any of the Seller Parties shall fail to have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Agent (on behalf of the Purchasers), as any Purchaser or the Agent may reasonably request; or

         (g) the Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect

The delivery by the Seller of a Purchase Request and the acceptance by the Seller of the funds from such Purchase on any Purchase Date shall be deemed to constitute, as of any such Purchase Date, a representation and warranty by the Seller that the conditions in this Section 3.02 have been satisfied.

                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Representations and Warranties of the Seller. To induce each Purchaser to purchase the Purchaser Interests and the Agent to take any action hereunder, the Seller makes the following representations and warranties to each Purchaser and the Agent as of


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                                                         and Servicing Agreement
the Closing Date and, except to the extent provided otherwise below, as of each Purchase Date, each and all of which shall survive the execution and delivery of this Agreement.

         (a) Legal Existence; Compliance with Law. The Seller (i) is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware (which is Seller's only state of organization); (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite limited liability company power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate of formation and limited liability company agreement; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Executive Offices; Collateral Locations; Legal or Other Names; Organizational Identification Number; FEIN. As of the Closing Date, the current location of the Seller's chief executive office, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of its records concerning the Seller Collateral (including originals of the Seller Assigned Agreements) are set forth in Schedule 4.01(b) and none of such locations has changed within the past 12 months (or such shorter time as the Seller has been in existence). During the prior five years (or such shorter time as the Seller has been in existence), except as set forth in Schedule 4.01(b), the Seller has not been known as or used any legal, fictitious or trade name. In addition, Schedule 4.01(b) lists the organizational identification number issued by Seller's state of organization or states that no such number has been issued and lists the federal employer identification number of the Seller.

         (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for therein: (i) are within the Seller's limited liability company powers; (ii) have been duly authorized by all necessary or proper limited liability company and Equity Holder action; (iii) do not contravene any provision of the Seller's certificate of formation or limited liability company agreement; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller or any Originator is a party or by which the Seller or any Originator or any of the property of the Seller or any Originator is bound; (vi) do not result in the creation or imposition of any Adverse Claim



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


upon any of the property of the Seller or any Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(b). The exercise by each of the Purchasers, the Seller or the Agent of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by a Purchaser or the Agent, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in
Section 3.01(b). On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Seller, threatened against the Seller that (i) challenges the Seller's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Seller and that, if so determined, could have a Material Adverse Effect. As of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Seller.

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent.

         (f) Material Adverse Effect. Since the date of the Seller's organization, (i) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Seller or has become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Seller's organization, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Property; Liens. No Transferred Receivable is subject to any Adverse Claim, none of the other properties and assets of the Seller are subject to any Adverse Claims other than Permitted Seller Encumbrances, and there are no facts, circumstances or conditions known to the Seller that may result in (i) with respect to the Transferred



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                                       WNC Receivables, LLC Receivables Purchase
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


Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Seller Encumbrances. The Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Seller's right, title and interest in and to the Transferred Receivables and its other properties and assets. The Seller has rights in and the power to transfer the Transferred Receivables. The Seller has rights in and the power to transfer each item of the Seller Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Seller Encumbrances. The Liens granted to the Agent for the benefit of the Purchasers pursuant to Section 8.01 will at all times be fully perfected first priority Liens in and to the Seller Collateral.

         (h) Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests and Indebtedness. The Seller has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Equity Interests of the Seller are owned by each of its members in the amounts set forth on Schedule 4.01(h). There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Seller may be required to issue, sell, repurchase or redeem any of its Equity Interests or other equity securities or any Equity Interest or other equity securities of its Subsidiaries. All outstanding Indebtedness of the Seller as of the Closing Date is described in
Section 5.03(i).

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Seller have been filed with the appropriate Governmental Authority on or before the applicable due date (including any extensions thereof) and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 5.01(e). Proper and accurate amounts have been withheld by the Seller or such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Seller has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges.

         (j) Full Disclosure. All information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by Seller or by the Servicer or any other Seller Party on behalf of the Seller to the Agent for the benefit of the Purchasers pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by Seller or by the Servicer or any other Seller Party on behalf of the Seller to the Agent for distribution to the Purchasers pursuant to the terms of this Agreement or



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                                       WNC Receivables, LLC Receivables Purchase
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


any of the other Related Documents is misleading as a result of the failure to include therein a material fact.

         (k) ERISA. The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

         (l) Brokers. No broker or finder acting on behalf of the Seller was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (m) Margin Regulations. The Seller is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Seller owns no Margin Stock, and no portion of the proceeds of the purchase price for Transferred Receivables sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (n) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

         (o) Securities Act and Investment Company Act Exemptions. Each Purchase of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (p) Government Regulation. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of Purchaser Interests by the Purchasers hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.



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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (q) Nonconsolidation. The Seller is operated in such a manner that the separate legal existence of the Seller, on the one hand, and any member of the Parent Group, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Seller is a limited purpose limited liability company whose activities are restricted in its certificate of formation and limited liability company agreement to those activities expressly permitted hereunder and under the other Related Documents and the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Required Purchasers and the Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member is or has been involved in the day-to-day management of the Seller;

                  (iii) other than the purchase and acceptance through capital contribution of Transferred Receivables, the payment of dividends and the return of capital to the Originators, the payment of Servicing Fees to the Servicer under this Agreement and the transactions evidenced by the Ancillary Services and Lease Agreement, the Seller engages and has engaged in no inter-entity transactions with any member of the Parent Group;

                  (iv) the Seller maintains limited liability company records and books of account separate from that of each member of the Parent Group, holds regular limited liability company meetings and otherwise observes limited liability company formalities and has a business office separate from that of each member of the Parent Group;

                  (v) the financial statements and books and records of the Seller and the Originators reflect the separate legal existence of the Seller;

                  (vi) (A) the Seller maintains its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's members;



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




                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) pays the Seller's expenses, (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Seller are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a limited liability company separate from each such member and independently engaged in the business of purchasing and financing Receivables;

                  (x) the Seller maintains at least (A) one Independent Member (as defined in Seller's limited liability company agreement as in effect on the date hereof) that has two Independent Directors (as defined in Seller's limited liability company agreement as in effect on the date hereof) and (B) two Independent Managers (as defined in Seller's limited liability company agreement as in effect on the date hereof);

                  (xi) the Seller's certificate of formation and limited liability company agreement require (A) the affirmative vote of each manager, including the Independent Managers, and each member (including the Independent Member, pursuant to the authorization of its board of directors including the affirmative votes of its Independent Directors) before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, and (B) the Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its members and managers.

         (r) Deposit and Disbursement Accounts. Schedule 4.01(r) lists all banks and other financial institutions at which the Seller maintains deposit or other bank accounts as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

         (s) Transferred Receivables.

                  (i) Transfers. Each Transferred Receivable was purchased by or contributed to the Seller on the relevant Transfer Date pursuant to the Sale Agreement.

                  (ii) Eligibility. Each Transferred Receivable designated as an Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date specified in such Investment Base Certificate.



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                                       WNC Receivables, LLC Receivables Purchase
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




                  (iii) No Material Adverse Effect. The Seller has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect.

                  (iv) Nonavoidability of Transfers. The Seller shall (A) have received each Contributed Receivable as a contribution to the capital of the Seller by the applicable Originator and (B) (1) have purchased each Sold Receivable from the applicable Originator for cash consideration and (2) have accepted assignment of any Eligible Receivables transferred pursuant to Section 4.05 of the Sale Agreement, in each case in an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Sold Receivable effected pursuant to the terms of the Sale Agreement shall not have been made for or on account of an antecedent debt owed by any Originator to the Seller and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

         (t) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Agent as if the same were set forth in full herein.

         (u) Servicing Software. The Seller has all necessary licenses and rights to use the Servicing Software.

         Section 4.02. Representations and Warranties of the Servicer. To induce the Purchasers to purchase the Purchaser Interests and the Agent to take any action required to be performed by it hereunder, the Servicer represents and warrants to the Purchasers and the Agent, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as an Originator or as Servicer) contained in any Related Document is true and correct and, if made by the Servicer in its capacity as an Originator, applies with equal force to the Servicer in its capacity as Servicer, and the Servicer hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Agent as if the same were set forth in full herein.

         Section 4.03. Representations and Warranties of the Independent Member. To induce each Purchaser to purchase the Purchaser Interests and the Agent to take any action hereunder, the Independent Member makes the following representations and warranties to each Purchaser and the Agent as of the Closing Date and, except to the extent provided otherwise below, as of each Purchase Date, each and all of which shall survive the execution and delivery of this Agreement.



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         (a) Legal Existence; Compliance with Law. The Independent Member (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification;
(iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certification of incorporation; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Independent Member of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for therein: (i) are within the Independent Member's corporate powers; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of the Independent Member's certificate of incorporation; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Independent Member is a party or by which the Independent Member or any of the property of the Independent Member is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Independent Member; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(c). The exercise by each of the Purchasers or the Agent of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by a Purchaser or the Agent, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in
Section 3.01(c). On or prior to the Closing Date, each of the Related Documents to which the Independent Member is a party shall have been duly executed and delivered by the Independent Member and each such Related Document shall then constitute a legal, valid and binding obligation of the Independent Member enforceable against it in accordance with its terms.

         (c) No Litigation. No Litigation is now pending or, to the knowledge of the Independent Member, threatened against the Independent Member that (i) challenges the Independent Member's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related




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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to the Independent Member and that, if so determined, could have a Material Adverse Effect. As of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Independent Member.

         (d) Solvency. Both before and after giving effect to the transactions contemplated by this Agreement and the other Related Documents, the Independent Member is and will be Solvent.

         (e) Material Adverse Effect. Since the date of the Independent Member's organization, (i) the Independent Member has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Independent Member or has become binding upon the Independent Member's assets and no law or regulation applicable to the Independent Member has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Independent Member is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Independent Member is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Independent Member's incorporation, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (f) Ownership of Property; Liens. No asset of the Independent Member is subject to any Adverse Claim other than Permitted Independent Member Encumbrances, and there are no facts, circumstances or conditions known to the Independent Member that may result in any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Independent Member Encumbrances.

         (g) Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests and Indebtedness. Except for the Seller, the Independent Member has no Subsidiaries and is not engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Equity Interests of the Independent Member is owned by the Performance Guarantor. There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Independent Member may be required to issue, sell, repurchase or redeem any of its Equity Interests or other equity securities or any Equity Interest or other equity securities of the Seller. As of the Closing Date, the Independent Member has not outstanding Indebtedness.

         (h) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Independent Member have been filed with the appropriate Governmental Authority on or before the applicable due date (including any extensions thereof) and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such



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                                       WNC Receivables, LLC Receivables Purchase
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


fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 5.01(e). Proper and accurate amounts have been withheld by the Independent Member from its employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. The Independent Member has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges.

         (i) Full Disclosure. All information contained in this Agreement or any of the other Related Documents, or any written statement furnished by or on behalf of the Independent Member to either the Agent or the Purchasers pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement or any of the other Related Documents, or any written statement furnished by or on behalf of the Independent Member to either the Agent or the Purchasers pursuant to the terms of this Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact.

         (j) ERISA. The Independent Member is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

         (k) Nonconsolidation. The Independent Member is operated in such a manner that the separate legal existence of the Independent Member, on the one hand, and any other member of the Parent Group or Seller, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any such other member of the Parent Group or Seller and, without limiting the generality of the foregoing:

                  (i) the Independent Member is a limited purpose corporation whose activities are restricted in its certificate of incorporation to those activities expressly permitted hereunder and under the other Related Documents, and the Independent Member has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Independent Member entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Required Purchasers and the Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) none of the Seller, any member of the Parent Group nor any individual at the time he or she is acting as an officer of the Seller or any such member is or has been involved in the day-to-day management of the Independent Member;



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                                       WNC Receivables, LLC Receivables Purchase
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




                  (iii) other than with respect to the acquisition of membership interests of the Seller, the Independent Member engages and has engaged in no inter-entity transactions with any member of the Parent Group or the Seller;

                  (iv) the Independent Member maintains corporate records and books of account separate from that of each member of the Parent Group and the Seller, holds regular corporate meetings and otherwise observes corporate formalities and has a business office separate from that of each member of the Parent Group and the Seller;

                  (v) the financial statements and books and records of the Independent Member, each member of the Parent Group and the Seller reflect the separate legal existence of the Independent Member;

                  (vi) (A) the Independent Member maintains its assets separately from the assets of each member of the Parent Group and the Seller, (B) the Independent Member's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group or the Seller and (C) the separate creditors of the Independent Member will be entitled to be satisfied out of the Independent Member `s assets prior to any value in the Independent Member becoming available to the Independent Member's Equity Holders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Independent Member's Organic Documents, none of the Seller or any member of the Parent Group (A) pays the Independent Member's expenses, (B) guarantees the Independent Member's obligations, or (C) advances funds to the Independent Member for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Independent Member are conducted in the Independent Member's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Independent Member does not act as agent for any member of the Parent Group or the Seller, but instead presents itself to the public as a corporation separate from the Seller and from each such member and independently engaged in the business of purchasing and financing Receivables;

                  (x) the Independent Member maintains at least two Independent Directors (as defined in Independent Member's certificate of incorporation) each of whom (A) is not a Equity Holder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group (other than the Independent Member), all as provided in its Organic Document, (B) has (1) prior experience as an independent director for a corporation whose organizational documents required the unanimous consent of all independent directors before such company could consent to the


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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
         institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (ii) at least three years of employment experience with one or more entities that provide, in the ordinary course of the respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreement or securities, and (iii) is otherwise acceptable to the Agent;

                  (xi) the Organic Document of the Independent Member requires
         (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Independent Member, and (B) the Independent Member to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Equity Holders and board of directors.

                                   ARTICLE V.

           GENERAL COVENANTS OF THE SELLER AND THE INDEPENDENT MEMBER

         Section 5.01. Affirmative Covenants of the Seller. The Seller covenants and agrees that from and after the Closing Date and until the Termination Date:

         (a) Compliance with Agreements and Applicable Laws. The Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Seller shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Contract therefor, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect.

         (b) Maintenance of Existence and Conduct of Business. The Seller shall:
(i) do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (1) the terms of its certificate of formation and limited liability company agreement, (2) Sections 4.01(q) and (r) and (3) the assumptions set forth in each legal opinion of Baker & Daniels or other counsel to the Seller from time to time delivered pursuant to Section 3.02(d) of the Sale Agreement with respect to issues of substantive consolidation and true sale and absolute transfer; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary



                                       22


                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in its legal name as reflected in the records of the Secretary of State of the State of Delaware. The Seller shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with the Agreement Accounting Principles and on a basis consistent with the financial statements delivered pursuant to Section 5.02(a).

         (c) Deposit of Collections. The Seller shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first Business Day after receipt thereof, all Collections Seller may receive with respect to any Transferred Receivable.

         (d) Use of Proceeds. The Seller shall utilize the proceeds of the Purchases made hereunder solely for (i) the purchase of Receivables from the Originators pursuant to the Sale Agreement, (ii) the payment of lawful distributions to its economic members, and (iii) the payment of administrative fees or Servicing Fees or expenses to the Servicer or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents.

         (e) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 5.01(e)(ii), the Seller shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (ii) The Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 5.01(e)(i); provided that (A) adequate reserves with respect to such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) none of the Purchasers or the Agent has advised the Seller in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

         (f) ERISA. The Seller shall give the Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA.

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         Section 5.02. Reporting Requirements of the Seller; Bringdown Certificates. The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Agent for distribution to the Purchasers, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in Annex 5.02 hereto. With each delivery of the annual audited Financial Statements pursuant to and in accordance with paragraph (a) of Annex 5.02 hereto, each of the Seller, Servicer and Independent Member shall deliver to the Agent an Officer's Certificate in the form of Exhibit 5.02 hereto ("Bringdown Certificate").

         Section 5.03. Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Required Purchasers and the Agent, from and after the Closing Date until the Termination Date:

         (a) Sale of Equity Interests and Assets. The Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its Equity Interests (whether in a public or a private offering or otherwise), any Transferred Receivable or Contract therefor or any of its rights with respect to any Lockbox or any Lockbox Account, the Collection Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents. Notwithstanding the foregoing, each Originator and the Independent Member can pledge its Equity Interests of Seller (including, without limitation, any income or distributions therefrom) as required by the Credit Agreement.

         (b) Liens. The Seller shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its Transferred Receivables or
(ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for Permitted Seller Encumbrances. In addition, the Seller shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Agent for the benefit of the Purchasers as additional collateral for the Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (c) Modifications of Receivables, Contracts or Credit and Collection Policies. The Seller shall not, without the prior written consent of the Agent and with respect to clause (ii) only (i) extend, amend, rescind, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related thereto, provided that the Seller may authorize the Servicer to take such actions as are expressly permitted by the terms of any Related Document or the Credit and Collection Policies, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies to the extent such action would be a material change to its Credit and Collection Policies or would negatively affect the timing or amount collected of Receivables in any material respect.



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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (d) Changes in Instructions to Obligors. The Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables without the prior written consent of the Agent.

         (e) Capital Structure and Business. The Seller shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.01(h), including the issuance of any Equity Interests or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests, (iii) reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is organized as of the date hereof without the prior written consent of Agent, or
(iv) permit the Independent Member to amend its certificate of formation or limited liability company agreement. The Seller shall not engage in any business other than as provided in its organizational documents and the Related Documents.

         (f) Mergers, Subsidiaries, Etc. The Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person.

         (g) Sale Characterization; Sale Agreement. The Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the Sale Agreement (including for accounting, tax and reporting purposes) in any manner other than
(i) with respect to each Sale of each Sold Receivable effected pursuant to the Sale Agreement, as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables by the Originators to the Seller and (ii) with respect to each contribution of Contributed Receivables thereunder, as an increase in the stated capital of the Seller.

         (h) Restricted Payments. The Seller shall not enter into any lending transaction with any other Person. The Seller shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Equity Interest, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Equity Interests if, after giving effect to any such advance or distribution, a Purchase Excess, Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

         (i) Indebtedness. The Seller shall not create, incur, assume or permit to exist any Indebtedness, except (i) Indebtedness of the Seller to any Affected Party, Indemnified Person, the Servicer or any other Person expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes, (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (j) Prohibited Transactions. The Seller shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

         (k) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, the Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any member, director, manager, officer or employee of the Seller or any member of the Parent Group, through the direct or indirect lending of money, holding of securities or otherwise, except with respect to Transferred Receivables and Permitted Investments.

         (l) Commingling. The Seller shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables or into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Seller so notifies the Agent, the Agent shall promptly remit any such amounts to the applicable Originator.

         (m) ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA.

         (n) Related Documents. The Seller shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Agent.

         (o) Manager Policies. The Seller shall not modify the terms of any policy of its managers if such modification could have or result in a Material Adverse Effect.

         Section 5.04. Affirmative Covenants of Independent Member. Independent Member covenants and agrees that from and after the Closing Date and until the Termination Date:

         (a) Compliance with Agreements and Applicable Laws. Independent Member shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Maintenance of Existence and Conduct of Business. Independent Member shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (A) the terms of its Organic Document, (B) Sections 4.01(q) and (r) and (C) the assumptions set forth

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
in each legal opinion of Baker & Daniels or other counsel to Independent Member from time to time delivered pursuant to Section 3.02(f) with respect to issues of substantive consolidation; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Section 5.4(b).

         (c) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 5.4(c)(ii), Independent Member shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due./

                  (ii) Independent Member may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 5.4(c)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of Independent Member, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (D) none of the Purchasers or the Agent has advised Independent Member in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

         (d) ERISA. Independent Member shall give the Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA.

         Section 5.05. Negative Covenants of Independent Member. Independent Member covenants and agrees that, without the prior written consent of the Purchasers and the Agent, from and after the Closing Date until the Termination
Date:

         (a) Sale of Equity Interests and Assets. Independent Member shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its Equity Interests (whether in a public or a private offering or otherwise), except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (b) Liens. Independent Member shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 5.5(b) and other Permitted Independent Member Encumbrances. In addition, Independent Member shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Agent for the benefit of the Purchasers as additional collateral for Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (c) Capital Structure and Business. Independent Member shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.01(h), including the issuance of any Equity Interest or any securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests, or (iii) amend its Organic Document. Independent Member shall not change its jurisdiction of incorporation, legal name, identity or organizational structure. Independent Member shall not change its organization identification number, if any, issued by its state of incorporation. Independent Member shall not engage in any business other than as provided in its Organic Documents and the applicable Related Documents.

         (d) Mergers, Subsidiaries, Etc. Independent Member shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person.

         (e) Restricted Payments. Independent Member shall not enter into any lending transaction with any other Person. Independent Member shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Equity Interest, return any capital, or make any other payment or distribution of cash or other property or assets in respect of Independent Member's Equity Interests if, after giving effect to any such advance or distribution, an Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

         (f) Indebtedness. Independent Member shall not create, incur, assume or permit to exist any Indebtedness, except (i) Indebtedness of Independent Member to any Affected Party, Indemnified Person, or any other Person expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes,
(iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         (g) Prohibited Transactions. Independent Member shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.




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         (h) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, Independent Member shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Equity Holder, director, officer or employee of Independent Member, the Parent or any of the Parent's other Subsidiaries, through the direct or indirect lending of money, holding of securities or otherwise, except with respect to its membership interest in the Seller and Permitted Investments.

         (i) ERISA. Independent Member shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA.

         (j) Related Documents. Independent Member shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Agent.

         (k) Board Policies. Independent Member shall not modify the terms of any policy or resolutions of its board of directors if such modification could have or result in a Material Adverse Effect.

         Section 5.06. Post-Closing Deliveries.

         (a) Servicing Software Rights. As soon as possible, but in no event later than June 14, 2002, the Seller shall have delivered, or shall have caused to be delivered to the Agent, in form and substance satisfactory to Agent, written authorization of the licensor of the Servicing Software to use such Servicing Software for the purpose of obtaining information about and servicing the Transferred Receivables or shall have received written documentation confirming that an Originator or the Seller owns such Servicing Software.

         (b) Landlord Waivers. As soon as possible, but in no event later than April 29, 2002, in the case of the St. Louis Real Estate, and in no event later than June 14, 2002, in the case of any other leased location, the Seller shall have delivered, or shall have caused to be delivered, to the Agent, in form and substance satisfactory to Agent, fully executed landlord waivers for each leased location of Originators, Servicer and Seller where such Person maintains (i) books, records, Contracts, Servicing Software or other information regarding the Transferred Receivables or (ii) chattel paper or instruments that are Transferred Receivables.


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                                  ARTICLE VI.

                          COLLECTIONS AND DISBURSEMENTS

         Section 6.01. Establishment of Accounts.

         (a) Lockbox Accounts.

                  (i) The Seller has established with each Lockbox Account Bank one or more Lockbox Accounts. The Seller agrees that the Agent shall have exclusive dominion and control of each Lockbox Account and all monies, instruments and other property from time to time on deposit therein. The Seller shall not make or cause to be made, or have any ability to make or cause to be made, any withdrawals from any Lockbox Account except as provided in Section 6.01(b)(ii).

                  (ii) The Seller and the Servicer have instructed all existing Obligors of Transferred Receivables, and shall instruct all future Obligors of such Receivables, to make payments in respect thereof only
         (A) by check or money order mailed (1) to one or more lockboxes or post office boxes under the control of the Agent (each, a "Lockbox" and, collectively, the "Lockboxes") or (2) in the case of deposits to be made into a Retail Deposit Account, to an Originator for deposit into a Retail Deposit Account established with a Lockbox Account Bank for the immediately next Business Day automated clearing house credit to a Lockbox Account subject to a Lockbox Account Agreement or (B) by wire transfer or moneygram directly to a Lockbox Account. Schedule 4.01(r) lists all Lockboxes and all Lockbox Account Banks at which the Seller maintains Lockbox Accounts as of the Closing Date, and such schedule correctly identifies (1) with respect to each such Lockbox Account Bank, the name, address and telephone number thereof, (2) with respect to each Lockbox Account, the name in which such account is held and the complete account number therefor, and (3) with respect to each Lockbox, the lockbox number and address thereof. The Seller and the Servicer shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in the Lockbox Account, in the form so received (with all necessary endorsements), on the first Business Day after the date of receipt thereof. In addition, each of the Seller and the Servicer shall deposit or cause to be deposited into a Lockbox Account all cash, checks, money orders or other proceeds of Transferred Receivables or Seller Collateral received by it other than in a Lockbox or a Lockbox Account, in the form so received (with all necessary endorsements), not later than the close of business on the first Business Day following the date of receipt thereof, and until so deposited all such items or other proceeds shall be held in trust for the benefit of the Agent. Neither the Seller nor the Servicer shall make any deposits into a Lockbox or any Lockbox Account except in accordance with the terms of this Agreement or any other Related Document.





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                  (iii) If, for any reason, a Lockbox Agreement terminates or any Lockbox Account Bank fails to comply with its obligations under the Lockbox Agreement to which it is a party, then the Seller shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make wire payments to a Lockbox Account maintained at any such Lockbox Account Bank to make all future payments to a new Lockbox Account in accordance with this Section 6.01(a)(iii). The Seller shall not close any such Lockbox Account unless it shall have (A) received the prior written consent of the Agent, (B) established a new account with the same Lockbox Account Bank or with a new depositary institution satisfactory to the Agent, (C) entered into an agreement covering such new account with such Lockbox Account Bank or with such new depositary institution substantially in the form of such Lockbox Agreement or that is satisfactory in all respects to the Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Lockbox Account, such new agreement shall become a Lockbox Agreement and any new depositary institution shall become a Lockbox Account Bank), and (D) taken all such action as the Agent shall require to grant and perfect a first priority Lien in such new Lockbox Account to the Agent for the benefit of the Purchasers under Section 8.01 of this Agreement. Except as permitted by this Section 6.01(a), neither the Seller nor the Servicer shall open any new Lockbox or Lockbox Account without the prior written consent of the Agent.

         (b) Collection Account.

                  (i) The Agent has established and shall maintain the Collection Account with the Depositary. The Collection Account shall be registered in the name of the Agent and the Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

                  (ii) Pursuant to Section 6.02, the Seller shall instruct each Lockbox Account Bank to transfer, and the Seller hereby grants the Agent the authority to instruct each such Lockbox Account Bank to transfer, on each Business Day in same day funds, all available funds in each Lockbox Account to the Collection Account. The Purchasers and the Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as proceeds of the Transferred Receivables. On each Business Day the Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.03.

                  (iii) If, for any reason, the Depositary wishes to resign as depositary of the Collection Account or fails to carry out the instructions of the Agent, then the Agent shall promptly notify the Purchasers. Neither the Purchasers nor the Agent shall close the Collection Account unless (A) a new deposit account has been established with the



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         Depositary, (B) the Agent have entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the other Related Documents), and (C) the Agent has taken all such action as the Agent shall require to grant and perfect a first priority Lien in such new Collection Account to the Agent on behalf of the Purchasers.

         Section 6.02. Funding of Collection Account. As soon as practicable, and in any event no later than 1:00 p.m. (New York time) on each Business Day:

         (a) the Agent shall transfer or cause to be transferred, to the extent then available, all Collections deposited in any Lockbox Account prior to such Business Day to the Collection Account;

         (b) the Purchasers or the Agent shall deposit in the Collection Account the amount, if any, required pursuant to Sections 2.04(b)(i);

         (c) if, on the immediately preceding Business Day, the Agent shall have notified the Seller of any Purchase Excess, then the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

         (d) if on such Business Day the Seller is required to make other payments under this Agreement not previously paid out of Collections (including Additional Amounts and Indemnified Amounts not previously paid), then the Seller shall deposit an amount equal to such payments in the Collection Account;

         (e) if, on the immediately preceding Business Day, an Originator made a capital contribution or repurchased a Transferred Receivable pursuant to Section
4.05 of the Sale Agreement or made a payment as a result of any Dilution Factors pursuant to Section 4.02(p) of the Sale Agreement, then the Seller shall deposit in the Collection Account cash in the amount so received from such Originator for such contribution or for such repurchase or payment;

         (f) the Servicer shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Servicer elects to pay pursuant to Section 7.04; and

         (g) the Seller shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Seller elects to pay pursuant to
Section 8.06(d).

         Section 6.03. Daily Disbursements From the Collection Account. On each Business Day no later than 2:00 p.m. (New York time) during the Revolving Period, and following the transfers made pursuant to Section 6.02, the Agent shall disburse all Collections then on deposit in the Collection Account in the following priority:

         (a) to the Agent on behalf of the Purchasers:



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                  (i) an amount equal to the sum of:

                           (A)      accrued and unpaid Daily Yield;

                           (B)      the accrued and unpaid Unused Facility Fee;
                                    and

                           (C) any Additional Amounts or Indemnified Amounts then due and not paid.

         (b) To the Servicer, the accrued and unpaid Servicing Fee (calculated assuming that the Servicing Fee Rate is the applicable rate).

         (c) to the Purchasers:

                  (i) their respective Pro Rata Shares of an amount equal to any Purchase Excess to be applied in reduction of Capital Investment;

                  (ii) their respective Pro Rata Shares of an amount equal to all other deposits made in the Collection Account pursuant to Section
         6.02 (other than 6.02(b)) and not otherwise disbursed pursuant to
         Section 6.03(a), Section 6.03(b), or 6.03(c)(i); and

                  (iii) if, pursuant to a Repayment Notice, the Seller has requested a reduction of the Capital Investment, then to the Purchasers, their respective Pro Rata Shares of the lesser of (A) the amount of such requested reduction of Capital Investment and (B) such balance.

         (d) to the Seller Account, the balance of any amounts remaining after making the foregoing disbursements.

         Section 6.04. [Reserved]

         Section 6.05. Liquidation Settlement Procedures. On each Business Day from and after the Facility Termination Date until the Termination Date, the Agent shall, as soon as practicable, transfer all amounts in the Collection Account in the following priority:

         (a) if a Successor Servicer has assumed the responsibilities and obligations of any Servicer in accordance with Section 11.02, then to the Successor Servicer an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

         (b) to the Purchasers, their respective Pro Rata Shares of an amount equal to accrued and unpaid Daily Yield;

         (c) to the Purchasers, their respective Pro Rata Shares of an amount equal to the unpaid Capital Investment;




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         (d) to the Agent, an amount equal to accrued and unpaid Unused Facility
Fees;

         (e) all Additional Amounts and Indemnified Amounts incurred and payable to any Indemnified Person;

         (f) to the initial Servicer an amount equal to such Servicer's ratable portion of the accrued and unpaid Servicing Fee;

         (g) to the Seller Account, the balance of any funds remaining after payment in full of all amounts set forth in this Section 6.5.

         Section 6.06. Termination Procedures.

         (a) On the earlier of (i) the first Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or
(ii) the Final Purchase Date, if the Seller Secured Obligations have not been paid in full, the Seller shall immediately deposit in the Collection Account an amount sufficient to make such payments in full.

         (b) On the Termination Date, all amounts on deposit in the Collection Account shall be disbursed to the Seller and all ownership interests or Liens of the Agent for the benefit of the Purchasers in and to all Transferred Receivables and all Liens of the Agent for the benefit of the Purchasers in and to the Seller Collateral shall be released by the Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

         (c) Seller acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to Seller's rights under
Section 9-509(d)(2) of the UCC.

                                  ARTICLE VII.

                               SERVICER PROVISIONS

         Section 7.01. Appointment of the Servicer. Each of the Purchasers hereby appoints the Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables and enforce its rights and interests in and under each Transferred Receivable and Contract therefor and to serve in such capacity until the termination of its responsibilities pursuant to Sections 9.02 or 11.01. In connection therewith, the Servicer hereby accepts such appointment and agrees to perform the duties and obligations set forth herein. The Servicer may, with the prior written consent of each Purchaser and the Agent, subcontract with a Sub-Servicer for the collection, servicing or administration of the Transferred Receivables; provided that (a) the Servicer shall remain liable for the performance of the duties and obligations of such Sub-Servicer pursuant to the terms hereof and (b) any Sub-Servicing



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Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Purchasers and the Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

         Section 7.02. Duties and Responsibilities of the Servicer. Subject to the provisions of this Agreement, the Servicer shall prepare and deliver the Investment Reports in the manner set forth in Annex 7.02 when and as required under Section 2.03 and shall conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all actions that (i) may be necessary or advisable to service, administer and collect each Transferred Receivable from time to time, (ii) the Servicer would take if the Transferred Receivables were owned by the Servicer, and (iii) are consistent with industry practice for the servicing of such Transferred Receivables.

         Section 7.03. Collections on Receivables.

         (a) In the event that the Servicer is unable to determine the specific Transferred Receivables on which Collections have been received from the Obligor thereunder, the parties agree for purposes of this Agreement only that such Collections shall be deemed to have been received on such Receivables in the order in which they were originated with respect to such Obligor. In the event that the Servicer is unable to determine the specific Transferred Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to the Obligor thereunder, the parties agree for purposes of this Agreement only that such reductions shall be deemed to have been granted or made
(i) prior to a Termination Event, on such Receivables as determined by the Servicer, and (ii) from and after the occurrence of a Termination Event, in the reverse order in which they were originated with respect to such Obligor.

         (b) If the Servicer determines that amounts unrelated to the Transferred Receivables (the "Unrelated Amounts") have been deposited in the Collection Account, then the Servicer shall provide written evidence thereof to the Agent no later than the first Business Day following the day on which the Servicer had actual knowledge thereof, which evidence shall be provided in writing and shall be otherwise satisfactory to each such Affected Party. Upon receipt of any such notice, the Agent shall segregate the Unrelated Amounts and the same shall not be deemed to constitute Collections on Transferred Receivables and shall not be subject to the provisions of Article VI.

         Section 7.04. Authorization of the Servicer. Each of the Purchasers hereby authorizes the Servicer, and the Seller acknowledges such authorization, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Purchaser Interests purchased by the Purchasers hereunder, in the determination of the Servicer, to
(a) collect all amounts due under any Transferred Receivable, including endorsing its name on checks and other instruments representing Collections on such Receivable, and execute and deliver any and all instruments of satisfaction or cancellation or of partial or full


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


release or discharge and all other comparable instruments with respect to any such Receivable and (b) after any Transferred Receivable becomes a Delinquent Receivable or a Defaulted Receivable and to the extent permitted under and in compliance with applicable law and regulations, commence proceedings with respect to the enforcement of payment of any such Receivable and the Contract therefor and adjust, settle or compromise any payments due thereunder, in each case to the same extent as the applicable Originator could have done if it had continued to own such Receivable. Each Originator, the Seller, the Agent and each Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is WFL or otherwise) (i) to commence or settle any legal action to enforce collection of any Transferred Receivable or (ii) to foreclose upon, repossess or take any other action that the Agent deems necessary or advisable with respect thereto; provided that in lieu of commencing any such action or taking other enforcement action, the Servicer may, at its option, elect to pay to the Purchasers, their respective Pro Rata Shares of the Capital Investment with respect to the Purchaser Interest in such Transferred Receivable. In the event Servicer elects to pay the Purchasers their respective Pro Rata Shares of the Capital Investment with respect to the Purchaser Interest in such Transferred Receivable as provided above, the Agent, on behalf of the Purchasers, shall transfer to Servicer the Purchaser Interest in such Transferred Receivable. In no event shall the Servicer be entitled to make any Affected Party a party to any Litigation without such Affected Party's express prior written consent, or to make the Seller a party to any Litigation without the Agent's consent.

         Section 7.05. Servicing Fees. As compensation for its servicing activities and as reimbursement for its reasonable expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees in accordance with Sections 6.03 and 6.05. The Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

         Section 7.06. Representations and Warranties of the Servicer. To induce the Purchasers to purchase the Purchaser Interests and the Agent to take any action required to be performed by it hereunder, the Servicer represents and warrants to the Purchasers and the Agent, which representation and warranty shall survive the execution and delivery of this Agreement:

         (a) Existence; Compliance with Law. The Servicer (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (iii) has the requisite limited liability company power and authority and the legal right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents



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


or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to do so would not have a Material Adverse Effect; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Servicer of this Agreement and the other Related Documents to which it is a party and, solely with respect to clause (vii) below, the exercise by each of the Purchasers, the Seller or the Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within the Servicer's limited liability company power; (ii) have been duly authorized by all necessary or proper limited liability company and shareholder action; (iii) do not contravene any provision of the Servicer's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Servicer is a party or by which the Servicer or any of the property of the Servicer is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Servicer; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in
Section 3.01(b), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents to which the Servicer is a party shall have been duly executed and delivered by the Servicer and each such Related Document shall then constitute a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and by general principles of equity.

         (c) No Litigation. No Litigation is now pending or, to the knowledge of the Servicer, threatened against the Servicer that (i) challenges the Servicer's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Servicer and that, if so determined, could have a Material Adverse Effect.

         (d) Full Disclosure. No information contained in this Agreement, any Investment Report or any of the other Related Documents, or any written statement furnished by or on behalf of the Servicer to any Purchaser or the Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material




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fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         (e) Other Representations and Warranties. Each of the representations and warranties of the Servicer (whether made by the Servicer in its capacity as an Originator or as the Servicer) contained in any Related Document is true and correct and, if made by the Servicer in its capacity as an Originator, applies with equal force to the Servicer in its capacity as Servicer.

         Section 7.07. Covenants of the Servicer. The Servicer covenants and agrees that from and after the Closing Date and until the Termination Date:

         (a) Ownership of Transferred Receivables. The Servicer shall identify the Transferred Receivables clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivables have been sold or contributed to the Seller and, following the Purchase of Purchaser Interests in such Transferred Receivables under this Agreement, are owned by the Agent for the benefit of the Purchasers.

         (b) Compliance with Credit and Collection Policies. The Servicer shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Contract therefor, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect. The Servicer shall not amend, waive or modify any term or provision of the Credit and Collection Policies without the prior written consent of the Agent.

                                 ARTICLE VIII.

                           GRANT OF SECURITY INTERESTS

         Section 8.01. Seller's Grant of Security Interest. The parties hereto intend that each Purchase of Purchaser Interests to be made hereunder shall constitute a purchase and sale of undivided percentage ownership interests in the Transferred Receivables and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by the Purchasers or the Agent hereunder, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, to secure the prompt and complete payment, performance and observance of all Seller Secured Obligations, and to induce the Purchasers to enter into this Agreement and perform the obligations required to be performed by it hereunder in accordance with the terms and conditions thereof, the Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Agent, for the benefit of itself and the Purchasers, a Lien upon and security interest in all of its right, title and interest in, to and under, but none of its obligations arising from, the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Seller (including under any trade names, styles or derivations of the Seller), and regardless of where located (all of which being hereinafter collectively referred to as the "Seller Collateral"):



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         (a) all Receivables, Contracts therefor and Collections thereon;

         (b) the Sale Agreement, all Lockbox Agreements and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of Receivables (collectively, the "Seller Assigned Agreements"), including (i) all rights of the Seller to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto,
(iii) all claims of the Seller for damages or breach with respect thereto or for default thereunder, and (iv) the right of the Seller to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

         (c) all of the following (collectively, the "Seller Account
Collateral"):

                  (i) all deposit accounts, including the Lockbox Accounts, the Lockboxes, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing any deposit account, the Lockbox Accounts, the Lockboxes or such funds,

                  (ii) the Collection Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

                  (iii) all certificates, instruments and investment property, if any, from time to time representing or evidencing such Investments,

                  (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Agent, any Purchaser or any assignee or agent on behalf of the Agent or any Purchaser in substitution for or in addition to any of the then existing Seller Account Collateral, and

                  (v) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Seller Account Collateral;

         (d) all software and hardware;

         (e) all other property that may from time to time hereafter be granted and pledged by the Seller or by any Person on its behalf under this Agreement, including any deposit with a Purchaser or the Agent of additional funds by the Seller; and

         (f) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Seller Collateral (including proceeds that constitute property of the types described in Sections 8.01(a) through (e).


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         Section 8.02. Seller's Certification. The Seller hereby certifies that
(a) the benefit of the representations, warranties and covenants of each Originator and member of the Parent Group to the Seller under the Sale Agreement shall have been assigned by the Seller to the Agent on behalf of the Purchasers hereunder; (b) the rights of the Seller to require a capital contribution from the Originators or to require payment of a Rejected Amount from an Originator under the Sale Agreement may be enforced by the Agent on behalf of the Purchasers; and (c) the Sale Agreement provides that the representations, warranties and covenants described in Sections 4.01, 4.02 and 4.04 thereof, the indemnification and payment provisions of Article V thereof and the provisions of Sections 4.04(j), 9.03 and 9.14 thereof shall survive the sale of the Transferred Receivables (and undivided percentage ownership interests therein) and the termination of the Sale Agreement and this Agreement.

         Section 8.03. [Reserved].

         Section 8.04. Delivery of Collateral. All certificates or instruments representing or evidencing the Seller Collateral shall be delivered to and held by or on behalf of the Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right (a) at any time to exchange certificates or instruments representing or evidencing Seller Collateral for certificates or instruments of smaller or larger denominations and (b) at any time in its discretion following the occurrence and during the continuation of a Termination Event and without notice to the Seller, to transfer to or to register in the name of the Agent or its nominee any or all of the Seller Collateral. The Seller will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Agent's interest (on behalf of the Purchasers) in the Receivables, and (B) segregate (from all other receivables then owned or being serviced by the Seller) all contracts relating to each Receivable.

         Section 8.05. Seller Remains Liable. It is expressly agreed by the Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable under any and all of the Transferred Receivables, the Contracts therefor, the Seller Assigned Agreements and any other agreements constituting the Seller Collateral to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Purchasers nor the Agent shall have any obligation or liability under any such Receivables, Contracts or agreements by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Purchaser of any payment relating thereto pursuant hereto. The exercise by any Purchaser or the Agent of any of its respective rights under this Agreement shall not release any Originator, the Seller or the Servicer from any of their respective duties or obligations under any such Receivables, Contracts or agreements. Neither the Purchasers nor the Agent shall be required or obligated in any manner to perform or fulfill any of the obligations of any Originator, the Seller or the Servicer under or pursuant to any such Receivable, Contract or agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, Contract or agreement, or to present or file any claims, or



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to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

         Section 8.06. Covenants of the Seller and the Servicer Regarding the Seller Collateral.

         (a) Offices and Records. The Seller shall maintain its principal place of business and chief executive office and the office at which it stores its Records at the respective locations specified in Schedule 4.01(b) or, upon 30 days' prior written notice to the Agent, at such other location in a jurisdiction where all action requested by the Agent pursuant to Section 14.14 shall have been taken with respect to the Seller Collateral. Each of the Seller and the Servicer shall, at its own cost and expense, maintain adequate and complete records of the Transferred Receivables and the Seller Collateral, including records of any and all payments received, credits granted and merchandise returned with respect thereto and all other dealings therewith. Each of the Seller and the Servicer shall mark conspicuously with a legend, in form and substance satisfactory to the Agent, its books and records, computer tapes, computer disks and credit files pertaining to the Seller Collateral, and its file cabinets or other storage facilities where it maintains information pertaining thereto, to evidence this Agreement and the assignment and Liens granted pursuant to this Article VIII. Upon the occurrence and during the continuance of a Termination Event, the Seller and the Servicer shall deliver and turn over such books and records to the Agent or its representatives at any time on demand of the Agent. Prior to the occurrence of a Termination Event and upon notice from the Agent, the Seller and the Servicer shall permit any representative of the Agent to inspect such books and records and shall provide photocopies thereof to the Agent as more specifically set forth in Section 8.06(b).

         (b) Access. Each of the Seller and the Servicer shall, at its own expense, during normal business hours, from time to time upon one Business Day's prior notice as frequently as the Agent determines to be appropriate: (i) provide the Purchasers, the Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) and to the Seller Collateral, (ii) permit the Purchasers, the Agent and any of their respective officers, employees and agents to inspect, audit and make extracts from its books and records, including all Records, (iii) permit the Purchasers or the Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables and the Seller Collateral and
(iv) permit the Purchasers or the Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or its performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, directors, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchasers' rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then each of the Seller and the Servicer shall,



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


at its own expense, provide such access at all times and without advance notice and provide the Purchasers or the Agent with access to its suppliers and customers. Each of the Seller and the Servicer shall make available to the Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Agent may request. Each of the Seller and the Servicer shall deliver any document or instrument necessary for the Agent, as the Agent may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Seller or the Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and disks owned by the Seller or the Servicer.

         (c) Communication with Accountants. Each of the Seller and the Servicer authorizes the Purchasers and the Agent to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Purchasers and the Agent any and all financial statements and other supporting financial documents, schedules and information relating to the Seller or the Servicer (including copies of any issued management letters) with respect to its business, financial condition and other affairs.

         (d) Collection of Transferred Receivables. Except as otherwise provided in this Section 8.06(d), the Servicer shall continue to collect or cause to be collected, at its sole cost and expense, all amounts due or to become due to the Seller under the Transferred Receivables, the Seller Assigned Agreements and any other Seller Collateral. In connection therewith, the Seller and the Servicer shall take such action as it, and from and after the occurrence and during the continuance of a Termination Event, the Agent, may deem necessary or desirable to enforce collection of the Transferred Receivables, the Seller Assigned Agreements and the other Seller Collateral; provided that the Seller or the Servicer may, rather than commencing any such action or taking any other enforcement action, at its option, elect to pay to the Agent, for the account of the Purchasers (in accordance with its Purchaser Interests), the Outstanding Balance of any such Transferred Receivable; provided further, that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Agent, in good faith believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchasers' rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then the Agent may, without prior notice to the Seller or the Servicer, notify or cause the Servicers to notify any Obligor under any Transferred Receivable or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables or Seller Assigned Agreements, as the case may be, to the Agent on behalf of the Purchasers hereunder and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Agent or any servicer, collection agent or lockbox or other account designated by the Agent and, upon such notification and at the sole cost and expense of the Seller and the Servicer, the Agent may enforce collection of any such Transferred Receivable or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof.



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         (e) Performance of Seller Assigned Agreements. Each of the Seller and
the Servicer shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all action as may from time to time be requested by the Agent in order to accomplish the foregoing, and (ii) upon the request of and as directed by the Agent, make such demands and requests to any other party to the Seller Assigned Agreements as are permitted to be made by the Seller or the Servicer thereunder.

                                  ARTICLE IX.

                               TERMINATION EVENTS

         Section 9.01. Termination Events. If any of the following events (each, a "Termination Event") shall occur (regardless of the reason therefor):

         (a) (i) the Seller shall fail to make any payment of any Seller Secured Obligation when due and payable and the same shall remain unremedied for one Business Day or (ii) the Seller or Independent Member shall fail or neglect to perform, keep or observe any other provision of this Agreement (including, without limitation any covenant contained in Annex 4.04(l) to the Sale Agreement) or the other Related Documents to which it is a party (other than any provision embodied in or covered by any other clause of this Section 9.01) and the same shall remain unremedied for two Business Days or more after written notice thereof shall have been given by the Agent to the Seller; or

         (b) a default or breach shall occur under any other agreement, document or instrument to which Independent Member, any other member of the Parent Group or the Seller is a party or by which any such Person or its property is bound, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness in excess of a principal amount of $1,000,000 in the aggregate (other than the Seller Secured Obligations) of any such Person or
(ii) which would permit any holder of such Indebtedness or a trustee or agent to cause Indebtedness or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $1,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment or (iii) causes Indebtedness or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $1,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; in each case, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent; or

         (c) a case or proceeding shall have been commenced against Independent Member, any other member of the Parent Group or the Seller seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial



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part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

         (d) Independent Member, any other member of the Parent Group or the Seller shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any limited liability company action in furtherance of any of the foregoing; or

         (e) (i) Independent Member, any other member of the Parent Group or the Seller generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Indebtedness as such Indebtedness become due or (ii) the fair market value of any Originator's or the Seller's liabilities exceeds the fair market value of its assets; or

         (f) a final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time outstanding, or $500,000 for any one judgment, shall be rendered against Independent Member, any other member of the Parent Group, the Seller, or any Affiliate thereof and the same shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed or appealed (and bonded pending appeal to the extent required), or shall not have been discharged prior to the expiration of any such stay; or

         (g) a judgment or order for the payment of money shall be rendered against the Seller or Independent Member; or

         (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of any member of the Parent Group, Independent Member, or the Seller herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by or on behalf of any member of the Parent Group or the Seller hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; or

         (i) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any assets of any member of the Parent Group or the Seller (other than a Lien (i) limited by its terms to assets other than Receivables and (ii) not materially adversely affecting the financial condition of such Originator or the ability of WFL to perform as Servicer hereunder); or

         (j) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any of the assets of the Seller or Independent Member; or



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         (k) there shall have occurred any event which materially adversely impairs in the reasonable judgment of the Agent the ability of any Originator to originate Receivables of a credit quality which are at least of the credit quality of the Receivables in the initial Purchase, or the Agent shall have determined (and so notified the Seller) that any event or condition that has had or could reasonably be expected to have or result in a Material Adverse Effect has occurred; or

         (l) (i) a default or breach shall occur under any provision of Sections 4.02(p), 4.05, 5.01, 9.14, or Annex 4.04(l) of the Sale Agreement and the same shall remain unremedied for one Business Day or more after the occurrence thereof, (ii) a default or breach shall occur under any other provision of the Sale Agreement and the same shall remain unremedied for two Business Days or more after written notice thereof shall have been given by the Agent to the Seller or (iii) the Sale Agreement shall for any reason cease to evidence the transfer to the Seller of the legal and equitable title to, and ownership of, the Transferred Receivables; or

         (m) except as otherwise expressly provided herein, any Lockbox Agreement or the Sale Agreement shall have been modified, amended or terminated without the prior written consent of the Required Purchasers and the Agent; or

         (n) an Event of Servicer Termination shall have occurred; or

         (o) with respect to the Transferred Receivables, (i) prior to the Purchase of Purchaser Interests therein hereunder, the Seller shall cease to hold valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or (ii) after the Purchase of Purchaser Interests hereunder, the Agent (on behalf of the Purchasers) shall cease to hold either valid and properly perfected title to and sole record and beneficial ownership in the related Transferred Receivables or a first priority, perfected Lien in the related Transferred Receivables or any of the Seller Collateral; or

         (p) a Change of Control shall occur with respect to any member of the Parent Group or the Seller; or

         (q) the Seller or Independent Member shall amend its Organic Documents without the express prior written consent of the Required Purchasers and the Agent; or

         (r) the Seller shall have received an Election Notice pursuant to
Section 2.01(d) of the Sale Agreement; or

         (s) the Seller's Net Worth Percentage shall be less than 5%; or

         (t) any Event of Default (as defined in the Credit Facility) shall occur and be continuing or the Credit Facility shall terminate or shall otherwise cease to be in full force and effect; or



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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (u) any material provision of any Related Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Originator, Independent Member, or the Seller shall challenge the enforceability of any Related Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Related Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or

         (v) Performance Guarantor shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Sale Agreement, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; or

         (w) the Parent's committed revolving credit agreement in effect the date hereof shall (i) terminate or (ii) fail to be refinanced prior to the maturity date thereunder on terms and provisions acceptable to the Agent and Purchasers; or

         (x) the Senior Notes in effect as of the date hereof shall (i) terminate or (ii) fail to be refinanced or repaid prior to the maturity dates thereunder on terms and provisions acceptable to the Agent and Purchasers;

then, and in any such event, the Agent shall, at the request of, or may, with the consent of, the Required Purchasers or the Agent, by notice to the Seller, declare the Facility Termination Date to have occurred without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided that the Facility Termination Date shall automatically occur
(i) upon the occurrence of any of the Termination Events described in Sections 9.01(c), (d), (e) or (r) or (ii) three days after the occurrence of the Termination Event described in Section 9.01(a)(i) if the same shall not have been remedied by such time, in each case without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

         Section 9.02. Events of Servicer Termination. If any of the following events (each, an "Event of Servicer Termination") shall occur (regardless of the reason therefor):

         (a) the Servicer shall (i) fail to make any payment or deposit required to be made by it under this Agreement or any other Related Document, (ii) fail to deliver any reports required to be delivered by it under this Agreement or any other Related Document (including, without limitation, any Investment Base Certificate) and such failure shall remain unremedied for one (1) Business Day or more, or (iii) fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (whether in its capacity as an Originator or as Servicer) and the same shall remain unremedied for two (2) Business Days or more after written notice thereof shall have been given by the Agent to the Servicer; or

         (b) a default or breach shall occur under any other agreement, document or instrument to which the Servicer is a party or by which Servicer or its property is bound, and




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                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness (other than the Seller Secured Obligations) of Servicer which, except as provided in clause (iii) below, is not cured within a period of fifteen days, or (ii) permits any holder of such Indebtedness or a trustee or agent to cause Indebtedness or a portion thereof which is in excess of a principal amount of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, and which, except as provided in clause (iii) below, is not cured within a period of thirty days, or (iii) causes Indebtedness or a portion thereof which is in excess of a principal amount of $100,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; in each case, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent; or

         (c) a case or proceeding shall have been commenced against the Servicer or any Affiliate thereof which acts as a Sub-Servicer seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

         (d) the Servicer or any Affiliate thereof which acts as a Sub-Servicer shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any limited liability company action in furtherance of any of the foregoing; or

         (e) (i) the Servicer or any Affiliate thereof which acts as a Sub-Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Indebtedness as such Indebtedness become due or (ii) the fair market value of the Servicer's liabilities exceeds the fair market value of its assets; or

         (f) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate at any time outstanding shall be rendered against the Servicer or any Affiliate thereof which acts as a Sub-Servicer and the same shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay; or

         (g) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of the Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by the Servicer to any Affected



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                                       WNC Receivables, LLC Receivables Purchase
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Party hereto or thereto is untrue or incorrect in any respect as of the date when made or deemed made; or

         (h) the Agent shall have determined that any event or condition that materially adversely affects the ability of the Servicer to collect the Transferred Receivables or to otherwise perform hereunder has occurred; or

         (i) a Termination Event shall have occurred or this Agreement shall have been terminated; or

         (j) a deterioration has taken place in the quality of servicing of Transferred Receivables or other Receivables serviced by the Servicer that the Agent, in its sole discretion, determines to be material, and such material deterioration has not been eliminated within 30 days after written notice thereof shall have been given by the Agent to the Servicer; or

         (k) any Originator shall, or the Servicer shall, assign or purport to assign any of their respective obligations hereunder or under the Sale Agreement without the prior written consent of the Agent; or

         (l) a Change of Control shall occur with respect to the Servicer; or

         (m) if the Servicer is a member of the Parent Group, an Event of Default (as defined in the Credit Facility) shall occur and be continuing; or

         (n) the Seller's members shall have determined that it is in the best interests of the Seller to terminate the duties of the Servicer hereunder and shall have given the Servicer, the Purchasers and the Agent at least 30 days' written notice thereof;

         then, and in any such event, the Agent shall, at the request of, or may, with the consent of, the Required Purchasers or the Agent, by delivery of a Servicer Termination Notice to the Seller and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon the delivery of any such notice, all authority and power of the Servicer under this Agreement and the Sale Agreement shall pass to and be vested in the Successor Servicer acting pursuant to Section 11.02; provided that notwithstanding anything to the contrary herein, the Servicer agrees to continue to follow the procedures set forth in Section 7.02 with respect to Collections on the Transferred Receivables until a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02.

                                   ARTICLE X.

                                    REMEDIES

         Section 10.01. Actions Upon Termination Event. If any Termination Event shall have occurred and be continuing and the Agent shall have declared the Facility Termination Date




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                                                         and Servicing Agreement
to have occurred or the Facility Termination Date shall be deemed to have occurred pursuant to Section 9.01, then the Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies granted to it hereunder, under any other Related Document or under any other instrument or agreement securing, evidencing or relating to the Seller Secured Obligations or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following actions:

         (a) The Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, offset or otherwise apply amounts payable to the Seller from the Collection Account, any Lockbox Account or any part of such accounts in accordance with the priorities set forth in
Section 6.03 and 6.05 against all or any part of the Seller Secured Obligations.

         (b) The Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Purchasers' or the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right to conduct such sales on the Seller's premises or elsewhere and shall have the right to use any of the Seller's premises without charge for such sales at such time or times as the Agent deems necessary or advisable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against each Originator, the Seller, any Person claiming the Seller Collateral sold through any Originator or the Seller, and their respective successors or assigns. The Agent shall deposit the net proceeds of any such sale in the Collection Account and such proceeds shall be disbursed in accordance with
Section 6.03 and 6.05.

         (c) Upon the completion of any sale under Section 10.01(b), the Seller or the Servicer shall deliver or cause to be delivered to the purchaser or purchasers at such sale on the date thereof, or within a reasonable time thereafter if it shall be impracticable to make immediate delivery, all of the Seller Collateral sold on such date, but in any event full title and right of possession to such property shall vest in such purchaser or purchasers upon the completion of such sale. Nevertheless, if so requested by the Agent or by any such purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.



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         (d) At any sale under Section 10.01(b), the Purchasers, the Agent or any other Purchaser Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

         (e) The Agent may exercise, at the sole cost and expense of the Seller, any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

         Section 10.02. Exercise of Remedies. No failure or delay on the part of the Agent in exercising any right, power or privilege under this Agreement and no course of dealing between any member of the Parent Group or the Seller, on the one hand, and the Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that the Agent would otherwise have at law or in equity. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the party providing such notice or making such demand to any other or further action in any circumstances without notice or demand.

         Section 10.03. Power of Attorney. On the Closing Date, each of the Seller and the Servicer shall execute and deliver a power of attorney substantially in the form attached hereto as Exhibit 10.03 (each, a "Power of Attorney"). The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until all of the Seller Secured Obligations are indefeasibly paid or otherwise satisfied in full. The powers conferred on the Agent under each Power of Attorney are solely to protect the Agent's Liens upon and interests in the Seller Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Agent's officers, directors, employees, agents or representatives shall be responsible to the Seller or the Servicer for any act or failure to act, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         Section 10.04. Continuing Security Interest. This Agreement shall create a continuing Lien in the Seller Collateral until the conditions to the release of the Liens of the Agent thereon set forth in Section 6.06(b) have been satisfied.


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                                  ARTICLE XI.

                          SUCCESSOR SERVICER PROVISIONS

         Section 11.01. Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that (a) the performance of its duties hereunder has become impermissible under applicable law or regulation and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination shall (i) with respect to clause (a) above, be evidenced by an opinion of counsel to such effect and
(ii) with respect to clause (b) above, be evidenced by an Officer's Certificate to such effect, in each case delivered to the Agent for distribution to the Purchasers. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02.

         Section 11.02. Appointment of the Successor Servicer. In connection with the termination of the Servicer's responsibilities or the resignation by the Servicer under this Agreement pursuant to Sections 9.02 or 11.01, the Agent shall (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity, it being specifically understood that the Agent shall not assume any of the obligations of the Servicer set forth in Section 12.02) under this Agreement (and except that the Agent makes no representations and warranties pursuant to Section 4.02) and (b) may at any time appoint a successor servicer to the Servicer that shall be acceptable to the Agent and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (the Agent, in such capacity, or such successor servicer being referred to as the "Successor Servicer"); provided that the Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment or assumption of duties as Successor Servicer. In selecting a Successor Servicer, the Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Agent an instrument in form and substance acceptable to the Agent.

         Section 11.03. Duties of the Servicer. The Servicer covenants and agrees that, following the appointment of, or assumption of duties by, a Successor Servicer:

         (a) The Servicer shall terminate its activities as Servicer hereunder in a manner that facilitates the transfer of servicing duties to the Successor Servicer and is otherwise acceptable to each Purchaser and the Agent and, without limiting the generality of the foregoing, shall timely deliver (i) any funds to the Agent that were required to be remitted to the Agent for deposit in the Collection Account and (ii) all Servicing Records and other information with respect to the Transferred Receivables to the Successor Servicer at a place selected by the Successor Servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.



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         (b) The Servicer shall terminate each existing Sub-Servicing Agreement and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interests therein or to have replaced the Servicer as a party thereto.

         Section 11.04. Effect of Termination or Resignation. Any termination of or resignation by the Servicer hereunder shall not affect any claims that the Seller, any Purchaser or the Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                                  ARTICLE XII.

                                 INDEMNIFICATION

         Section 12.01. Indemnities by the Seller.

         (a) Without limiting any other rights that any Purchaser, the Agent or any of their respective officers, directors, members, employees, attorneys, agents or representatives (each, an "Indemnified Person") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document or any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents; provided that the Seller shall not be liable for any indemnification to a Indemnified Person to the extent that any such Indemnified Amount (x) results from with respect to any Indemnified Person, (i) such Indemnified Person's gross negligence or (ii) such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Seller shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation; or



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                  (iii) (1) the failure to vest and maintain vested in the
         Seller or the Agent valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim, (2) the failure to maintain or transfer to the Agent for the benefit of the Purchasers a first, priority, perfected Lien in the Seller Collateral and (3) the failure to maintain or transfer to the Agent a first priority, perfected Lien therein;

                  (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy to the payment of any Transferred Receivable that is the subject of a Purchase hereunder (including a defense based on such Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing of or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by any of its Affiliates acting as Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of any Indemnified Person or is otherwise based on the inability of the Obligor to pay;

                  (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract with respect to any Transferred Receivable;

                  (vi) the commingling of Collections with respect to Transferred Receivables by the Seller at any time with its other funds or the funds of any other Person;

                  (vii) any failure by the Seller to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Transferred Receivable that is the subject of a Purchase hereunder, whether at the time of any such Purchase or at any subsequent time; or

                  (viii) any failure of a Lockbox Account Bank to comply with the terms of the applicable Lockbox Agreement.

         (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.01 not paid in accordance with Article VI shall be paid by the Seller to the Indemnified Person entitled thereto within five Business Days following demand therefor.

         Section 12.02. Indemnities by the Servicer.



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         (a) Without limiting any other rights that an Indemnified Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of any breach by the Servicer of its obligations hereunder or under any other Related Document; provided that the Servicer shall not be liable for any indemnification to an Indemnified Person to the extent that any such Indemnified Amount (x) results solely from with respect to any Indemnified Person, (i) such Indemnified Person's gross negligence or (ii) such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Servicer shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Servicer pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Servicer to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                  (iii) the imposition of any Adverse Claim with respect to any Transferred Receivable or the Seller Collateral as a result of any action taken by the Servicer; or

                  (iv) the commingling of Collections with respect to Transferred Receivables by the Servicer at any time with its other funds or the funds of any other Person.

         (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.02 not paid in accordance with Article VI shall be paid by the Servicer to the Indemnified Person entitled thereto within five Business Days following demand therefor.

         Section 12.03. Limitation of Damages; Indemnified Persons. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE



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ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                 ARTICLE XIII.

                                      AGENT

         Section 13.01. Authorization and Action. The Agent may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or otherwise contemplated hereby or thereby or are reasonably incidental thereto; provided that the duties of the Agent hereunder shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in Section 13.02, any permissive right of the Agent hereunder shall not be construed as a duty.

         Section 13.02. Reliance. None of the Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the other Related Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Seller, the Servicer, each of the Purchasers hereby acknowledges and agrees that the Agent (a) acts as agent hereunder for such Purchaser and has no duties or obligations to, shall incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller (other than, with respect to the Agent, under the Power of Attorney with respect to remedial actions) or the Originators, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts, (c) makes no representation or warranty hereunder to any Affected Party and shall not be responsible to any such Person for any statements, representations or warranties made in or in connection with this Agreement or the other Related Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or the other Related Documents on the part of the Seller, the Servicer or any Purchaser or to inspect the property (including the books and records) of the Seller, the Servicer or any Purchaser, (e) shall not be responsible to the Seller, the Servicer or any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Related Documents or any other instrument or document furnished pursuant hereto or thereto, (f) shall incur no liability under or in respect of this Agreement or the other Related Documents by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters. Notwithstanding the foregoing, the Agent acknowledges that it has a duty to transfer funds



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between and among the Accounts and the Collection Account, in accordance with
Article VI and the instructions of the Servicer.

         Section 13.03. GECC and Affiliates. GECC and its Affiliates may generally engage in any kind of business with any Obligor, the Originators, the Seller, the Servicer or any Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of such Persons or any of their respective Affiliates, all as if GECC were not the Agent and without the duty to account therefor to any Obligor, any Originator, the Seller, the Servicer, any Purchaser or any other Person.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

         Section 14.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 14.01), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Purchasers and the Agent) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

         Section 14.02. Assignment and Participations.

         (a) Subject to the terms of this Section 14.02, any Purchaser may make an assignment to a qualified assignee of, or sale of participations in, at any time or times, the Related Documents, its Pro Rata Share of the Purchaser Interests and its Commitment or any



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


portion thereof or interest therein, including any Purchaser's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Purchaser shall: (i) require the consent of Agent (which consent shall not be unreasonably withheld or delayed with respect to a qualified assignee) and the execution of an assignment agreement in form and substance reasonably satisfactory to, and acknowledged by, Agent (an "Assignment Agreement"); (ii) be conditioned on such assignee Purchaser representing to the assigning Purchaser and Agent that it is purchasing the applicable Purchaser Interest to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Purchaser shall have Commitments in an amount at least equal to $5,000,000 and the assigning Purchaser shall have retained Commitments in an amount at least equal to $5,000,000; and (iv) include a payment to Agent of an assignment fee of $3,500. In the case of an assignment by a Purchaser under this Section 14.02(a), the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Purchasers hereunder. The assigning Purchaser shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Seller hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Seller to the assignee and that the assignee shall be considered to be a "Purchaser". In all instances, each Purchaser's liability to invest in the Purchaser Interests hereunder shall be several and not joint and shall be limited to such Purchaser's Pro Rata Share of the applicable Commitment. In the event Agent or any Purchaser assigns or otherwise transfers all or any part of the Seller Secured Obligations, Agent or any such Purchaser shall so notify Seller. Notwithstanding the foregoing provisions of this Section 14.02(a), any Purchaser may at any time pledge the Seller Secured Obligations held by it and such Purchaser's rights under this Agreement and the other Related Documents to a Federal Reserve Bank, and any Purchaser that is an investment fund may assign the Seller Secured Obligations held by it and such Purchaser's rights under this Agreement and the other Related Documents to another investment fund managed by the same investment advisor; provided, that no such pledge to a Federal Reserve Bank shall release such Purchaser from such Purchaser's obligations hereunder or under any other Relevant Document.

         (b) Any participation by a Purchaser of all or any part of its Commitment shall be made with the understanding that all amounts payable by Seller hereunder shall be determined as if that Purchaser had not sold such participation, and that the holder of any such participation shall not be entitled to require such Purchaser to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Seller Secured Obligations in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Purchaser Interest in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Seller Collateral (other than in accordance with the terms of this Agreement or the other Related Documents). Solely for purposes of Sections 2.09 and 2.10, Seller acknowledges and agrees that a participation shall give rise to a direct obligation of Seller to the participant and the participant shall be considered to be a "Purchaser". Except as set forth in the preceding sentence none of Seller, the Originators, Servicer nor Performance Guarantor shall have any obligation or duty to any participant. Neither Agent nor any Purchaser



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(other than the Purchaser selling a participation) shall have any duty to any participant and may continue to deal solely with the Purchaser selling a participation as if no such sale had occurred.

         (c) Except as expressly provided in this Section 14.02, no Purchaser shall, as between Seller and that Purchaser, or Agent and that Purchaser, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Purchaser Interests or Seller Secured Obligations owed to such Purchaser.

         (d) Each of Seller and Servicer shall assist any Purchaser permitted to sell assignments or participations under this Section 14.02 as reasonably required to enable the assigning or selling Purchaser to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each of Seller and Servicer shall certify the correctness, completeness and accuracy of all descriptions of Seller, Servicer and their respective affairs contained in any selling materials provided by it and all other information provided by it and included in such materials.

         (e) A Purchaser may furnish any information concerning Seller, Servicer, the Originators or Performance Guarantor in the possession of such Purchaser from time to time to assignees and participants (including prospective assignees and participants); provided that such Purchaser shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 14.05.

         Section 14.03. Termination; Survival of Seller Secured Obligations Upon Facility Termination Date.

         (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

         (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by any Affected Party under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of any Affected Party relating to any unpaid portion of the Seller Secured Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller or the Servicer, and all rights of any Affected Party hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided that



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the rights and remedies provided for herein with respect to any breach of any representation or warranty made by the Seller or the Servicer pursuant to
Article IV, the indemnification and payment provisions of Article XII and Sections 14.04, 14.05 and 14.06 shall be continuing and shall survive the Termination Date.

         Section 14.04. Costs, Expenses and Taxes. (a) The Seller shall reimburse the Agent for all out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Related Documents (including the reasonable fees and expenses of all of its special counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith). The Seller shall reimburse the Purchasers and the Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                  (i) the forwarding to the Seller or any other Person on behalf of the Seller by the Purchasers of any payments for Purchases made by it hereunder;

                  (ii) any amendment, modification or waiver of, consent with respect to, or termination of this Agreement or any of the other Related Documents or advice in connection with the administration thereof or their respective rights hereunder or thereunder;

                  (iii) any Litigation, contest or dispute (whether instituted by the Seller, the Purchasers, the Agent or any other Person as a party, witness, or otherwise (except any Litigation, contest or dispute arising solely between Seller and Agent and/or the Purchasers with respect to this Agreement in which Seller prevails because a court of competent jurisdiction by final and nonappealable judgment determines that Agent and/or Purchasers, as the case may be, have acted with gross negligence or willful misconduct) in any way relating to the Seller Collateral, any of the Related Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any Litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Seller or any other Person that may be obligated to the Purchasers or the Agent by virtue of the Related Documents, including any such Litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                  (iv) any attempt to enforce any remedies of the Purchasers or the Agent against the Seller or any other Person that may be obligated to them by virtue of any of the Related Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

                  (v) any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events; and

                  (vi) efforts to (A) monitor the Purchases or any of the Seller Secured Obligations, (B) evaluate, observe or assess the Originators, the Seller or the Servicer or their respective affairs, and (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Seller Collateral;

         including all attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 14.04, all of which shall be payable, on demand, by the Seller to the Purchasers or the Agent, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

         (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding income taxes that are excluded from Indemnified Taxes in accordance with Section 2.08(b)) and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or any other Related Document, and the Seller agrees to indemnify and save each Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay or failure to pay such taxes and fees.

         Section 14.05. Confidentiality.

         (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless the Agent shall otherwise consent in writing, the Seller and the Servicer each agrees to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, members, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Indemnified Person.

         (b) The Seller and the Servicer each agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Related Documents without the prior written consent of the Purchasers and the Agent (which consent shall not be

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
unreasonably withheld) unless such news release or public announcement is required by law, in which case the Seller or the Servicer, as applicable, shall consult with the Purchasers and the Agent prior to the issuance of such news release or public announcement. The Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

         Section 14.06. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Purchasers and the Agent and their respective successors and permitted assigns.

         Section 14.07. Complete Agreement; Modification of Agreement. This Agreement and the other Related Documents constitute the complete agreement among the parties hereto with respect to the subject matter here of and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 14.08.

         Section 14.08. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Seller or the Servicer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto or thereto.

         Section 14.09. No Waiver; Remedies. The failure by any Purchaser or the Agent, at any time or times, to require strict performance by the Seller or the Servicer of any provision of this Agreement or any Purchase Assignment shall not waive, affect or diminish any right of any Purchaser or the Agent thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Seller or the Servicer contained in this Agreement or any Purchase Assignment, and no breach or default by the Seller or the Servicer hereunder or thereunder, shall be deemed to have been suspended or waived by the Purchasers or the Agent unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Purchasers and the Agent and directed to the Seller or the Servicer, as applicable, specifying such suspension or waiver. The rights and remedies of the Purchasers and the Agent under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that the Purchasers and the Agent may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Seller Collateral shall not be required.

         Section 14.10. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         (a) THIS AGREEMENT AND EACH OTHER RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE AGENT IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT; PROVIDED THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE COOK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY PURCHASER OR THE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE SELLER COLLATERAL OR ANY OTHER SECURITY FOR THE SELLER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY PURCHASER OR THE AGENT. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 14.11. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         Section 14.12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 14.13. Section Titles. The section titles and table of contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 14.14. Further Assurances.

         (a) Each of the Seller and the Servicer shall, at its sole cost and expense, upon request of any Purchaser or the Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further action that may be necessary or desirable or that any Purchaser or the Agent may request to (i) perfect, protect, preserve, continue and maintain fully the Purchases made and the right, title and interests (including Liens) granted to the Agent under this Agreement, (ii) enable the Purchasers or the Agent to exercise and enforce its rights under this Agreement or any of the other Related Documents or (iii) otherwise carry out more effectively the provisions and purposes of this Agreement or any other Related Document. Without limiting the generality of the foregoing, the Seller shall, upon request of any Purchaser or the Agent, (A) execute and file such financing or continuation statements, or amendments

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement
thereto or assignments thereof, and such other instruments or notices that may be necessary or desirable or that any Purchaser or the Agent may request to perfect, protect and preserve the Purchases made and the Liens granted pursuant to this Agreement, free and clear of all Adverse Claims, (B) mark, or cause the Servicer to mark, each Contract evidencing each Transferred Receivable with a legend, acceptable to each Purchaser and the Agent evidencing that the Agent on behalf of the Purchasers has purchased an undivided percentage ownership interest in all right and title thereto and interest therein as provided herein (for example, "This writing and the obligations evidenced or secured hereby have been sold to General Electric Capital Corporation for itself and as Agent"), (C) mark, or cause the Servicer to mark, its master data processing records evidencing such Transferred Receivables with such a legend and (D) notify or cause the Servicer to notify Obligors of the sale of undivided percentage ownership interests in the Transferred Receivables effected hereunder.

         (b) Without limiting the generality of the foregoing, the Seller hereby authorizes the Purchasers and the Agent, and each of the Purchasers hereby authorizes the Agent, to file one or more financing or continuation statements, or amendments thereto or assignments thereof, relating to all or any part of the Transferred Receivables, including Collections with respect thereto, or the Seller Collateral without the signature of the Seller or, as applicable, the Agent or any Purchaser to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Seller Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law.

                                       WNC Receivables, LLC Receivables Purchase
                                                         and Servicing Agreement

         IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        WNC RECEIVABLES, LLC, as the Seller


                        By
                          -----------------------------------------------------
                        Name:     Christopher A. Black
                        Title:    Manager

                        Address:



                        WABASH FINANCING LLC, as the Servicer


                        By
                          -----------------------------------------------------
                        Name:     Christopher A. Black,
                                  Authorized Representative

                        Address:

'

                        WNC RECEIVABLES MANAGEMENT CORP.,
                        as the Independent Member

                        By
                          ------------------------------------------------------
                        Name:     Christopher A. Black
                        Title:    Manager

                        Address:



                        GENERAL ELECTRIC CAPITAL CORPORATION,
                        as Purchaser

                        By
                          ------------------------------------------------------
                        Name:
                             ---------------------------------------------------
                             Duly Authorized Signatory

                        Address:
                        500 West Monroe Street, Suite 1200
                        Chicago, Illinois 60661
                        Attention: Account Manager
                        Telephone:     (312) 463-2239
                        Facsimile:     (312) 463-3840


                        GENERAL ELECTRIC CAPITAL CORPORATION,
                        as Agent

                        By
                          ------------------------------------------------------
                        Name:
                             ---------------------------------------------------
                             Duly Authorized Signatory

                        Address:
                        500 West Monroe Street, Suite 1200
                        Chicago, Illinois 60661
                        Attention: Account Manager
                        Telephone:     (312) 463-2239
                        Facsimile:     (312) 463-3840

                                                                 Exhibit 2.02(a)

                       FORM OF COMMITMENT REDUCTION NOTICE

                                  [Insert Date]

WNC Receivables LLC
[Address]
[Attention: ]

General Electric Capital Corporation,
     as Agent
c/o General Electric Capital Corporation
500 West Monroe Street, Suite 1200
Chicago, Illinois 60661
Attn:    [Account Manager]


                  Re: Receivables Purchase and Servicing Agreement dated as of April 11, 2002

Ladies and Gentlemen:

         This notice is given pursuant to Section 2.02(a) of that certain Receivables Purchase and Servicing Agreement dated as of April 11 , 2002 (the "PURCHASE AGREEMENT"), by and among WNC Receivables LLC (the "SELLER"), Wabash Financing LLC (the "SERVICER"), WNC Receivables Management Corp. (the "INDEPENDENT MEMBER") and General Electric Capital Corporation, a Delaware corporation, as the sole initial Purchaser (together with its successors and assigns, the "PURCHASERS") and as agent for the Purchasers (in such capacity, the "AGENT"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

         Pursuant to Section 2.02(a) of the Purchase Agreement, the Seller hereby irrevocably notifies the Purchasers and the Agent of its election to permanently reduce the Maximum Purchase Limit to [$_____], effective as of [_____ __], [___] (which is a Business Day at least ten days after the date this notice is given). This reduction is the [first/second] reduction [for the current calendar year] permitted by Section 2.02(a) of the Purchase Agreement. After such reduction, the Maximum Purchase Limit will not be less than the Capital Investment.

                             Very truly yours,

                             WNC RECEIVABLES LLC

                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

                                                                 Exhibit 2.02(b)

                      FORM OF COMMITMENT TERMINATION NOTICE

                                  [Insert Date]

WNC Receivables LLC
[Address]
[Attention: ]

General Electric Capital Corporation,
     as Agent
c/o General Electric Capital Corporation
500 West Monroe Street, Suite 1200
Chicago, Illinois 60661
Attn: [Account Manager]


                  Re: Receivables Purchase and Servicing Agreement dated as of April 11, 2002

Ladies and Gentlemen:

         This notice is given pursuant to Section 2.02(b) of that certain Receivables Purchase and Servicing Agreement dated as of April 11, 2002 (the "PURCHASE AGREEMENT"), by and among WNC Receivables LLC (the "SELLER"), Wabash Financing LLC (the "SERVICER"), WNC Receivables Management Corp. (the "INDEPENDENT MEMBER") and General Electric Capital Corporation, a Delaware corporation, as the sole initial Purchaser (together with its successors and assigns, the "PURCHASERS") and as agent for the Purchasers (in such capacity, the "AGENT"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

         Pursuant to Section 2.02(b) of the Purchase Agreement, the Seller hereby irrevocably notifies the Purchasers and the Agent of its election to terminate the Maximum Purchase Limit effective as of [_____ __], [___] (which is a Business Day at least 90 days after the date this notice is given). In connection therewith, the Seller shall reduce Capital Investment to zero on or prior to such date and make all other payments required by Section 2.03(c) and pay any other fees that are due and payable pursuant to the Fee Letter at the time and in the manner specified therein.

                                  Very truly yours,

                                  WNC RECEIVABLES LLC

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                                              Exhibit 2.03(a)(i)

                               WNC RECEIVABLES LLC
                        DAILY INVESTMENT BASE CERTIFICATE

WABASH NATIONAL CORPORATION
DAILY INVESTMENT BASE CERTIFICATE
FOR THE DAY ENDED
                 --------------------------

                                                                             WABASH
                                                                            NATIONAL     NATC   TOTAL
                                                                            --------     ---- ----------
Beginning of prior borrowing base accounts receivable balance                                          -
 + Sales                                                                                               -
 - Cash Collected                                                                                      -
 - Cash discounts                                                                                      -
 +/- Other                                                                                             -
                                                                                              ----------
 = GROSS AMOUNT OF ACCOUNTS                                                    -          -            -
Less ineligibles:
Past due (>60 days past due date or >90 days past invoice)                                             -
Cross-aging (50% rule)                                                                                 -
Credit Balances (>60 days)                                                                             -
Addbacks                                                                                               -
Foreign Customer Accounts (non-Canada)                                                                 -
Government Accounts                                                                                    -
Contra Accounts                                                                                        -
JB Hunt Pricing Adjustment                                                                             -
Bill & Hold (no MSO issued)                                                                            -
Bill & Hold (O/S > 45 days, >3% of gross A/R)                                                          -
Guaranteed Buybacks                                                                                    -
Trailers received not credited                                                                         -
Committed Not Received (1)                                                                             -
Sales Tax, FET and Commissions                                                                         -
COD/Cash Accounts                                                                                      -
Billings to Individuals                                                                                -
Intercompany Accounts                                                                                  -
Delayed Billings                                                                                       -
Unissued Credits (Trade-ins)                                                                           -
Chargebacks                                                                                            -
Disputed Invoices                                                                                      -

Unsatisfactory Credit Rating                                                                           -
Due from Bankrupt or Insolvent Customer                                                                -
Customer Deposits                                                                                      -
                                                                                              ----------
  TOTAL INELIGIBLES                                                            -          -            -
Eligible Accounts Receivable                                                   -          -            -
  Reserves:  Concentration Excess as a % of Eligible A/R                                               -
                   > 40% of terms 30<x<45 days                                                         -
                   Other                                                                               -
                                                                                              ----------
  Total Reserves                                                               -          -            -
                                                                      ---------- ----------   ----------
Investment Base                                                                -          -            -
Dilution Ratio                                                                                         3%
Purchase Discount Rate (1 - (2 x Dilution Ratio + 5%))                                                85%
Available Accounts Receivable                                                                          -
  Less: 1% Accrued Servicing Fee                                                                       -
                                                                                              ----------
NET AVAILABLE ACCOUNTS RECEIVABLE                                                                      -
Availability Block  (2)                                                                        7,500,000
AVAILABILITY                                                                                  (7,500,000)
CAPITAL INVESTMENT
CAPITAL INVESTMENT AVAILABLE / (PURCHASE EXCESS)                                              (7,500,000)


(1) Until May 12, 2002, any amounts of Committed Not Received > $5MM are ineligble. After 5/12/02, all amounts of Committed Not Received will be held ineligible if no offset letters in form and substance acceptable to GECC have been received. At all times, Committed Not Received report shall be updated weekly and all offsetting accounts shall be updated daily.
(2) Until 6/30/02, the greater of $7.5MM or 25% of Available A/R, not to exceed $15MM. $15MM at all times after 6/30/02. If Block is less than $15MM at 6/15/02, Block shall increase by $250M per day between 6/16/02 and 6/30/02 until it reaches $15MM.

--------------------------------------------------------------------------------
ACCRUED SERVICING FEE RESERVE
Daily Servicing Fee (1% of prior day's Transferred Receivables)                -
Month-to-Date Servicing Fee (Accrued Month-to-date)                            -
--------------------------------------------------------------------------------

SERVICING FEE CALCULATION


                         TRANSFERRED     SERVICING
 Day of Month            RECEIVABLES       FEE *
                         -----------     ---------
              1                             -
              2                             -
              3                             -
              4                             -
              5                             -
              6                             -
              7                             -
              8                             -
              9                             -
             10                             -
             11                             -
             12                             -
             13                             -
             14                             -
             15                             -
             16                             -
             17                             -
             18                             -
             19                             -
             20                             -
             21                             -
             22                             -
             23                             -
             24                             -
             25                             -
             26                             -
             27                             -
             28                             -
             29                             -
             30                             -
             31                             -
                                         ----
Month to Date Accrual                       -


* 1% of Prior Day's Transferred Receivables, calculated on a 360 day basis.

         The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting in accordance with the Receivables Purchase and Sale Agreement dated as of April

11, 2002, by and among WNC Receivables, LLC, as Seller, the undersigned, as Servicer, WNC Receivables Management Corp., and General Electric Capital Corporation, individually and as Agent, as amended from time to time (the "Purchase Agreement") and that all representations and warranties of the Seller and the Servicer set forth in Sections 4.01 and 4.02 of the Purchase Agreement are true and correct as of the date hereof. Further, no event has occurred and is continuing, as of the date hereof that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination.

WABASH FINANCING LLC, as Servicer



By:
   -------------------------------------
Name:
Title:

                                                             Exhibit 2.03(a)(ii)

                               WNC RECEIVABLES LLC
                       WEEKLY INVESTMENT BASE CERTIFICATE

WABASH NATIONAL CORPORATION
WEEKLY INVESTMENT BASE CERTIFICATE
FOR THE WEEK ENDED
                  -----------------------

                                                                             WABASH
                                                                            NATIONAL     NATC   TOTAL
                                                                            --------     ---- ----------
Beginning of prior borrowing base accounts receivable balance                                          -
 + Sales                                                                                               -
 - Cash Collected                                                                                      -
 - Cash discounts                                                                                      -
 +/- Other                                                                                             -
                                                                                              ----------
 = GROSS AMOUNT OF ACCOUNTS                                                    -          -            -
Less ineligibles:
Past Due (>60 days past due date or >90 days past invoice)                                             -
Cross-aging (50% rule)                                                                                 -
Credit Balances (>60 days)                                                                             -
Addbacks                                                                                               -
Foreign Customer Accounts (non-Canada)                                                                 -
Government Accounts                                                                                    -
Contra Accounts                                                                                        -
JB Hunt Pricing Adjustment                                                                             -
Bill & Hold (no MSO issued)                                                                            -
Bill & Hold (O/S > 45 days, >3% of gross A/R)                                                          -
Guaranteed Buybacks                                                                                    -
Committed Not Received (1)                                                                             -
Sales Tax, FET and Commissions                                                                         -
COD/Cash Accounts                                                                                      -
Billings to Individuals                                                                                -
Intercompany Accounts                                                                                  -
Delayed Billings                                                                                       -
Unissued Credits (Trade-ins)                                                                           -
Chargebacks                                                                                            -
Disputed Invoices                                                                                      -

Unsatisfactory Credit Rating                                                                           -
Due from Bankrupt or Insolvent Customer                                                                -
Customer Deposits                                                                                      -
                                                                                              ----------
  TOTAL INELIGIBLES                                                            -          -            -
Eligible Accounts Receivable                                                   -          -            -
  Reserves:  Concentration Excess as a % of Eligible A/R                                               -
                   > 40% of terms 30<x<45 days                                                         -
                   Other                                                                               -
                                                                                              ----------
  Total Reserves                                                               -          -            -
                                                                      ---------- ----------   ----------
Investment Base                                                                -          -            -
Dilution Ratio                                                                                         3%
Purchase Discount Rate (1 - (2 x Dilution Ratio + 5%))                                                 85%
Available Accounts Receivable                                                                          -
  Less: 1% Accrued Servicing Fee                                                                       -
                                                                                              ----------
NET AVAILABLE ACCOUNTS RECEIVABLE                                                                      -
Availability Block  (2)                                                                        7,500,000
MAXIMUM AVAILABILITY                                                                          (7,500,000)
CAPITAL INVESTMENT
CAPITAL INVESTMENT AVAILABLE / (PURCHASE EXCESS)                                              (7,500,000)


(1) Until 5/12/02, any amounts of Committed Not Received > $5MM are ineligible. After 5/12/02, all amounts of Committed Not Received will be held ineligible if no offset letters in form and substance acceptable to GECC have been received. At all times, Committed Not Received report shall be updated weekly and all offsetting accounts shall be updated daily.
(2) Until 6/30/02, the greater of $7.5MM or 25% of Available A/R, not to exceed $15MM. $15MM at all times after 6/30/02. If Block is less than $15MM at 6/15/02, Block shall increase by $250M per day between 6/16/02 and 6/30/02 until it reaches $15MM.

--------------------------------------------------------------------------------
ACCRUED SERVICING FEE RESERVE
Daily Servicing Fee (1% of prior day's Transferred Receivables)                -
Month-to-Date Servicing Fee (Accrued Month-to-date)                            -
--------------------------------------------------------------------------------

SERVICING FEE CALCULATION


                         TRANSFERRED     SERVICING
 Day of Month            RECEIVABLES       FEE *
                         -----------     ---------
              1                             -
              2                             -
              3                             -
              4                             -
              5                             -
              6                             -
              7                             -
              8                             -
              9                             -
             10                             -
             11                             -
             12                             -
             13                             -
             14                             -
             15                             -
             16                             -
             17                             -
             18                             -
             19                             -
             20                             -
             21                             -
             22                             -
             23                             -
             24                             -
             25                             -
             26                             -
             27                             -
             28                             -
             29                             -
             30                             -
             31                             -
                                         ----
Month to Date Accrual                       -

* 1% of Prior Day's Transferred Receivables, calculated on a 360 day basis.


         The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting in accordance with the Receivables Purchase and Sale Agreement dated as of April 11, 2002, by and among WNC Receivables, LLC, as Seller, the undersigned, as

Servicer, WNC Receivables Management Corp., and General Electric Capital Corporation, individually and as Agent, as amended from time to time (the "Purchase Agreement") and that all representations and warranties of the Seller and the Servicer set forth in Sections 4.01 and 4.02 of the Purchase Agreement are true and correct as of the date hereof. Further, no event has occurred and is continuing, as of the date hereof that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination.

WABASH FINANCING LLC, as Servicer



By:
   ------------------------------
Name:
Title:

                                                            Exhibit 2.03(a)(iii)

                              WNC RECEIVABLES LLC
                                 MONTHLY REPORT

         [MUTUALLY ACCEPTABLE FORM TO BE ATTACHED POST-CLOSING PRIOR TO
           MAY 18, 2002, WHICH, WHEN ATTACHED, SHALL BE A PART OF THE
                              PURCHASE AGREEMENT]

                                                                 Exhibit 2.03(b)

                            FORM OF PURCHASE REQUEST

                                  [Insert Date]

WNC Receivables LLC
[Address]
[Attention: ]

General Electric Capital Corporation,
     as Agent
c/o General Electric Capital Corporation
500 West Monroe Street, Suite 1200
Chicago, Illinois 60661
Attn:    [Account Manager]


                  Re:      Receivables Purchase and Servicing Agreement
                           dated as of April    , 2002

Ladies and Gentlemen:

         This notice is given pursuant to Section 2.03(b) of that certain Receivables Purchase and Servicing Agreement dated as of April 11, 2002 (the "PURCHASE AGREEMENT"), by and among WNC Receivables LLC (the "SELLER"), Wabash Financing LLC (the "SERVICER"), WNC Receivables Management Corp. (the "INDEPENDENT MEMBER") and General Electric Capital Corporation, a Delaware corporation, as the sole initial Purchaser (together with its successors and assigns, the "PURCHASERS") and as agent for the Purchasers (in such capacity, the "AGENT"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

         Pursuant to Section 2.01 of the Purchase Agreement, the Seller hereby requests that a Purchase be made from the Seller on [_____ __], [____] (which is a Business Day), in the amount of [$_____], to be disbursed to the Seller in accordance with Section 2.04(b) of the Purchase Agreement. The Seller hereby confirms that the conditions set forth in Section 3.02 of the Purchase Agreement have been satisfied.

                                Very truly yours,

                                WNC RECEIVABLES LLC

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                                                 Exhibit 2.04(a)

                           FORM OF PURCHASE ASSIGNMENT

         THIS PURCHASE ASSIGNMENT (the "PURCHASE ASSIGNMENT") is entered into as of April 11, 2002 by and between WNC RECEIVABLES LLC ("SELLER"), WNC RECEIVABLES MANAGEMENT CORP. (the "INDEPENDENT MEMBER"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent under the Purchase Agreement described below (the "AGENT").

         1. We refer to that certain Receivables Purchase and Servicing Agreement (the "PURCHASE AGREEMENT") of even date herewith among the Seller, the Servicer, the Independent Member, the Purchasers and the Agent. All of the terms, covenants and conditions of the Purchase Agreement are hereby made a part of this Purchase Assignment and are deemed incorporated herein in full. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells to each of the Purchasers, for the ratable benefit of the Purchasers, without recourse, except as provided in Section 12.01 of the Purchase Agreement, an undivided interest in all of the Seller's right, title and interest in, under and to all Transferred Receivables (including all Collections, Records and proceeds with respect thereto) sold from time to time by the Seller to such Purchasers under the Purchase Agreement to the extent of such Purchasers' Purchaser Interest and subject to the terms and conditions of the Purchase Agreement.

         3. The Seller hereby covenants and agrees to sign, sell or execute and deliver, or cause to be signed, sold or executed and delivered, and to do or make, or cause to be done or made, upon request of the Agent and at the Seller's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by the Agent for the purpose of or in connection with acquiring or more effectively vesting in the Agent, for the ratable benefit of the Purchasers, or evidencing the vesting in the Agent of the property, rights, title and interests of the Seller sold hereunder or intended to be sold hereunder to the Purchasers.

         4. Wherever possible, each provision of this Purchase Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Purchase Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Purchase Assignment.

         5. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR

DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS PURCHASE ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6. THIS PURCHASE ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  IN WITNESS WHEREOF, the parties have caused this Purchase Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

WNC RECEIVABLES LLC,                        GENERAL ELECTRIC CAPITAL
AS SELLER                                   CORPORATION, AS AGENT

By:                                         By:
   -------------------------------------       ---------------------------------
Name:                                       Name:
     -----------------------------------         -------------------------------
Title:                                      Title:
      ----------------------------------          ------------------------------

                                                                    Exhibit 5.02

                          FORM OF BRINGDOWN CERTIFICATE

                                      - - -

                       [INSERT NAME OF APPLICABLE COMPANY]

                              Officer's Certificate

TO: GENERAL ELECTRIC CAPITAL CORPORATION, INDIVIDUALLY AND AS AGENT

         I, [Name of Officer], the duly elected [Insert Title] of [Name of Company], a ________________ (the "COMPANY"), hereby certify as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Receivables Sale and Contribution Agreement (the "SALE AGREEMENT"), dated as of April 11, 2002, by and among Wabash National Corporation, as Performance Guarantor, NOAMTC, Inc., Wabash National, L.P., and WNC Receivables, LLC, or the Receivables Purchase and Servicing Agreement (together with the Sale Agreement, the "AGREEMENTS"), dated as of April 11 , 2002 by and among WNC Receivables, LLC, Wabash Financing LLC, WNC Receivables Management Corp. and General Electric Capital Corporation, individually and as Agent.

         2. As of the date of this Certificate, the Company is Solvent.

         3. Each of the representations and warranties of the Company contained in the Related Documents to which the Company is a party is true and correct as of the date hereof as though made on the date hereof (except for those representations which speak only as of an earlier date).

         4. Since September 30, 2001, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         5. As of the date of this Certificate, no event has occurred and is continuing that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination.

         6. The Company is in material compliance with all applicable federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA

         7. Except as otherwise permitted under the Agreements, no Adverse Claims have arisen or been granted with respect to the property of the Company

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of __________________, 200_.

                                 [COMPANY NAME]

                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                     Form of

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by Wabash Financing LLC ("COMPANY"), as the Servicer under the Purchase Agreement (each as defined below), to General Electric Capital Corporation, as Agent under the Purchase Agreement (hereinafter referred to as "ATTORNEY"), pursuant to that certain Receivables Purchase and Servicing Agreement dated as of April 11, 2002 (the "PURCHASE AGREEMENT" ), by and among Company, the other parties thereto and Attorney and the other Related Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Company as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Company irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or cancelled by Company until all Seller Secured Obligations under the Related Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto.

         Company hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney's own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) open mail for it, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of its property;
(b) effect any repairs to any of its assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against it or its property; (d) defend any suit, action or proceeding brought against it if it does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, Litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to it whenever payable and to enforce any other right in respect of its property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of its property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by it to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, any and all financial statements or other reports required to be delivered by or on behalf of Company under the Related Documents, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney's option and its expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary (so long as such acts or other things do not conflict with the terms of the Purchase Agreement or the other Related Documents) to perfect, preserve, or realize upon its property or assets and the Purchasers' Liens thereon, all as fully and effectively as it might do. Company hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Company, and Company has caused its seal to be affixed pursuant to the authority of its board of managers as of April 11, 2002.

--------------------------------


By:
   -----------------------------
   Name:
   Title:

ATTEST:
       -------------------------


By:                                                              (SEAL)
   -----------------------------
Title:
      --------------------------

[NOTARIZATION IN APPROPRIATE FORM FOR THE STATE OF EXECUTION IS REQUIRED.]

                       [Signature Page to Sale Agreement]

                                                                      Annex 5.02

                      REPORTING REQUIREMENTS OF THE SELLER

         The Seller shall furnish, or cause to be furnished, to the Agent for distribution to the Purchasers:

         (a) Annual Audited Financials. As soon as available, and in any event within 90 days after the end of each fiscal year, (i) audited Financial Statements for the Seller on a stand-alone basis consisting of a balance sheet and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous fiscal year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent. Such Financial Statements shall be accompanied by the certification of the Seller's Authorized Officer that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of the Seller as at the end of such fiscal year and for the period then ended, and that there was no Termination Event or Incipient Termination Event in existence as of such time or, if a Termination Event or Incipient Termination Event has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Termination Event or Incipient Termination Event.

         (b) Monthly Financials. As soon as available, and in any event within 30 days after the end of each fiscal month, financial information regarding the Seller, certified by an Authorized Officer of the Seller, consisting of (i) an unaudited balance sheet as of the close of such fiscal quarter and the related statements of income and cash flows for that portion of the fiscal year ending as of the close of such fiscal quarter. Such financial information shall be accompanied by (A) a statement in reasonable detail showing the calculations used and (B) the certification of the Seller's Authorized Officer that such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of the Seller and each member of the Parent Group on a consolidated and consolidating basis, as at the end of such fiscal quarter and for the period then ended.

         (c) Management Letters. Within five Business Days after receipt thereof by the Seller, copies of all management letters, exception reports or similar letters or reports (if any) received by the Seller from its independent certified public accountants.

         (d) Default Notices. As soon as practicable, and in any event within one Business Day after an Authorized Officer of the Seller has actual knowledge of the existence thereof, telephonic or telecopied notice of each of the following events, in each case specifying the nature and anticipated effect thereof and what action, if any, the applicable Seller Party proposes to take with respect thereto, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day:

                  (i) any Incipient Termination Event or Termination Event;

                  (ii) any Adverse Claim made or asserted against any of the Seller Collateral of which it becomes aware;

                  (iii) the occurrence of any event that would have a material adverse effect on the aggregate value of the Seller Collateral or on the assignments and Liens granted by the Seller pursuant to this Agreement;

                  (iv) the commencement of a case or proceeding by or against any Seller Party seeking a decree or order in respect of such Seller Party (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any Seller Party or for any substantial part of its assets, or (C) ordering the winding-up or liquidation of the affairs of any Seller Party;

                  (v) the receipt of notice that (A) any Seller Party is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the business of any Seller Party is to be, or may be, suspended or revoked, or (C) any Seller Party is to cease and desist any practice, procedure or policy employed by it in the conduct of its business if such cessation may have a Material Adverse Effect; or

                  (vi) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect.

         (e) Litigation. Promptly upon learning thereof, written notice of any Litigation affecting the Seller, the Independent Member, the Transferred Receivables or the Seller Collateral, whether or not fully covered by insurance, and regardless of the subject matter thereof that (i) seeks money damages, (ii) seeks injunctive relief, (iii) alleges criminal misconduct on the part of the Seller or the Independent Member, or (iv) would, if determined adversely, have a Material Adverse Effect.

         (f) Financial Statements, Bringdown Certificates and Notices Required under the Sale Agreement. Within one Business Day after receipt thereof, all financial statements, Bringdown Certificates and notices required to be delivered by the Parent (or Performance Guarantor) or either of the Originators under the Sale Agreement, and such additional financial and other information respecting the Transferred Receivables, the Contracts therefor or the condition or operations, financial or otherwise, of any of the Seller Parties as the Agent shall, from time to time, request.

         (g) Miscellaneous Certifications. As soon as available, and in any event within 90 days after the end of each fiscal year, (i) a Bringdown Certificate of each of the Seller and the Independent Member, and (ii) solely if requested by the Agent due to a change in applicable law or circumstances, an opinion of counsel, in form and substance satisfactory to the Purchasers and the Agent, reaffirming as of the date of such opinion the opinions of counsel with respect to the Seller delivered to the Agent for distribution to the Purchasers on the Closing Date.

                                                                      Annex 7.02

                               INVESTMENT REPORTS

         The Servicer shall furnish, or cause to be furnished, to the Agent for distribution to the Purchasers the following:

         1. When and as required under Section 2.03 of the Purchase Agreement, the Servicer shall deliver the Daily Investment Base Certificates, Weekly Investment Base Certificates and Monthly Reports to the Agent with sufficient copies for each of the Purchasers.

         2. Together with each Weekly Investment Base Certificate, Servicer shall deliver the following reports, each of which shall be prepared as of the last day of the previous week; provided that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Agent's rights or interests (for the benefit of the Purchasers) in the Transferred Receivables or the Seller Collateral insecure, then such reports shall be delivered for such periods and as frequently as the Agent shall request:

                  (A) at the request of the Agent, with respect to each of the Originators, a summary trial balance showing Receivables outstanding aged from due date as follows: current, 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion;

                  (B) at the request of the Agent, with respect to each of the Originators, a summary of aged accounts payable listing showing total amounts owed to each vendor or supplier, with contra balances denoted and accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion; and

                  (C) such other reports, statements and reconciliations with respect to the Investment Base or Seller Collateral as the Agent shall from time to time request in its reasonable discretion, including, without limitation, the following: (1) bill and hold; (2) bill and hold (no MSO issued); (3) top 10 customer concentration; (4) committed but not received; (5) sales tax, FET and commissions; (6) unissued credits (invoices short paid); and (7) intercompany accounts.

         3. Together with each Monthly Report, the Servicer shall deliver the following reports, each of which shall be prepared as of the last day of the previous month and provided 18 days after month end; provided that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Agent's rights or interests (for the benefit of the Purchasers) in the Transferred Receivables or the Seller Collateral insecure, then such reports shall be delivered for such periods and as frequently as the Agent shall request:

                  (A) with respect to each of the Originators, a detailed trial balance showing Receivables outstanding aged from due date as follows: current, 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion; and

                  (B) with respect to each of the Originators, an aged accounts payable listing showing total amounts owed to each vendor or supplier, with contra balances denoted and accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion; and

                  (C) with respect to each of the Originators, a Receivables reconciliation to the general ledger and Financial Statements within 18 days after month end;

                  (D) with respect to each of the Originators, a Receivables roll-forward;

                  (E) such other reports, statements and reconciliations with respect to the Investment Base or Seller Collateral as the Agent shall from time to time request in its reasonable discretion, including, without limitation, the following: (1) bill and hold; (2) bill and hold (no MSO issued); (3) top 10 customer concentration; (4) committed but not received (trailers received, but not accounted for); (5) sales tax, FET and commissions; (6) unissued credits (invoices short paid); (7) intercompany accounts; (8) write-offs (trailing twelve months); (9) warranty claims - cash and credits (trailing twelve months); (10) buybacks; and (11) accounts receivable due from customers with guaranteed trade-in value agreements or contracts.

                                                                         Annex X

                                   Definitions